UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

BioScrip, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, May 7, 2013

To the Stockholders of BioScrip, Inc.:

Notice is hereby given that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of BioScrip, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591 on Tuesday, May 7, 2013 at 9:00 a.m., local time, for the following purposes:

1.          To elect eight directors to the Board of Directors of the Company, each to hold office for a term of one year or until their respective successors shall have been duly elected and shall have qualified.

2.          To vote on a non-binding advisory resolution to approve the Company’s executive compensation.

3.          To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013.

4.          To approve the BioScrip, Inc. Employee Stock Purchase Plan.

5.          To approve an amendment to the BioScrip, Inc. 2008 Equity Incentive Plan.

6.          To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business, including information regarding the Company’s current directors and those persons nominated for election as directors of the Company, are more fully described in the Proxy Statement which is attached to and made a part of this notice.

The Board of Directors has fixed the close of business on March 12, 2013 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following the instructions on the enclosed proxy card. If you send in your proxy card, vote by telephone or via the Internet and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable as set forth in the Proxy Statement.

By order of the Board of Directors,

-s- Kimberlee C. Seah

Kimberlee C. Seah,

Senior Vice President, Secretary and General Counsel

Elmsford, New York

April 2, 2013

Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on Tuesday, May 7, 2013 or any adjournments of that meeting: This Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 are also available for viewing at www.proxyvote.com.

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BIOSCRIP, INC.

100 Clearbrook Road

Elmsford, New York 10523

(914) 460 – 1600

 PROXY STATEMENT

Meeting Time and Date

This Proxy Statement is being furnished to the stockholders of BioScrip, Inc., a Delaware corporation (“BioScrip” or the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies in the enclosed form for use in voting at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 7, 2013 at 9:00 a.m., local time, at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591 and at any adjournments or postponements thereof. The shares of BioScrip’s common stock, par value $.0001 per share (the “Common Stock”), represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

This Proxy Statement and the accompanying proxy card, which are furnished in connection with the solicitation of proxies by the Company’s Board of Directors, are being mailed and made available electronically to stockholders on or about April 2, 2013. This Proxy Statement contains information on matters to be voted upon at the annual meeting or any adjournments of that meeting.

Instead of submitting your proxy with the paper proxy card, you may vote by telephone or electronically via the Internet. If you vote by telephone or via the Internet it is not necessary to return your proxy card. Please note that there are separate telephone and Internet voting arrangements depending upon whether your shares of Common Stock are registered in your name or in the name of a broker or bank. You should follow the instructions on the proxy card you receive.

Record Date and Shares Outstanding

The close of business on March 12, 2013 has been fixed by the Board of Directors as the record date (the “Record Date”) for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, the Company had 57,038,458 shares of Common Stock issued and outstanding and held of record by approximately 208 holders (in addition to approximately 8,132 stockholders whose shares were held in nominee name).

Matters to be Voted on at the Annual Meeting

The following matters will be presented for stockholder consideration and voting at the 2013 Annual Meeting:

•	Proposal 1: Election of Directors — the election of the eight directors nominated to serve on the Board of Directors of the Company, each to hold office until their respective successors shall have been duly elected and shall have qualified.

•	Proposal 2: Vote on a Resolution to Approve the Compensation Paid to the Company’s Executive Officers — a non-binding vote on a resolution to approve the compensation paid to the Company’s executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

•	Proposal 3: Ratification of the Appointment of Independent Auditors — the ratification of the appointment of Ernst & Young LLP as BioScrip’s independent auditor for the year ending December 31, 2013.

•	Proposal 4: Approval of the BioScrip, Inc. Employee Stock Purchase Plan (the “ESPP”) — the approval of the Employee Stock Purchase Plan, which is attached as Exhibit A to the Proxy Statement and which has been adopted by the Board of Directors, subject to the approval of the stockholders.

•	Proposal 5: Approval of an amendment to the BioScrip, Inc. 2008 Equity Incentive Plan (the “2008 Plan”) – the approval of an amendment to the 2008 Plan to increase the number of shares of common stock in the aggregate that may be subject to awards granted to directors by 300,000 shares, from 500,000 to 800,000 shares, which amendment is attached as Exhibit B to the Proxy Statement and has been adopted by the Board of Directors, subject to the approval of the stockholders.

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The Board of Directors recommends that you vote FOR each of the directors nominated under Proposal 1 and FOR Proposals 2, 3, 4 and 5.

The Board is not aware of any matters to be presented for a vote at the 2013 Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.

Voting and Solicitation

Each stockholder entitled to vote at the Annual Meeting may cast one vote in person or by proxy for each share of Common Stock held by such stockholder. To vote in person, a stockholder should attend the Annual Meeting with a completed proxy or, alternatively, the Company will give you a ballot to complete upon arrival at the Annual Meeting. To vote by mail using a proxy card, a stockholder should mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To vote by telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions. To vote via the Internet, a stockholder must go to www.proxyvote.com and complete an electronic proxy card. When voting over the telephone or via the Internet, a stockholder will be asked to provide the company number and account number contained on the enclosed proxy card.

If on the Record Date a stockholder’s shares of Common Stock were held in an account maintained at a brokerage firm, bank, dealer, or other similar organization, then that stockholder is considered to be the beneficial owner of shares held in “street name” and these proxy materials are being forwarded by that organization, which is considered the stockholder of record for purposes of voting at the Annual Meeting. A stockholder who is a beneficial owner has the right to direct his or her broker or other agent on how to vote the shares of Common Stock in his or her account. Beneficial owners of the Company’s Common Stock are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, he or she may not vote in person at the Annual Meeting unless he or she requests and obtains a valid proxy from his or her broker or other agent.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election at the Annual Meeting. The Inspector of Election will also determine whether or not a quorum is present. The holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date are required to be present at the Annual Meeting, either in person or by proxy, in order to constitute a quorum. Shares of Common Stock represented at the Annual Meeting in person or by proxy but not voted will be counted for purposes of determining a quorum. Accordingly, abstentions and broker “non-votes” (generally shares as to which a broker or nominee has indicated that it has not received voting instructions from the beneficial owner and lacks discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum.

Pursuant to the rules of the U.S. Securities and Exchange Commission and the NASDAQ Global Market broker-dealers are prohibited from voting on the election of directors, executive compensation, or any other significant matter, all of which are considered “non-routine”, unless instructed by the beneficial owner of the shares. Certain matters submitted to a vote of stockholders are considered to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. On those matters determined to be “non-routine,” brokerage firms that have not received instructions from their customers would not have discretion to vote. Proposals 1, 2, 4 and 5 are likely to be considered “non-routine” matters, and Proposal 3 is likely to be considered a “routine” matter. Accordingly, if your broker holds shares that you own in “street name,” the broker may not vote your shares on either Proposal 1, 2, 4 or 5 without receiving instructions from you, and your shares will not be voted (i.e., broker “non-vote”). If you do not vote in person or vote via the Internet or by telephone, or sign and return a proxy, your shares will not be counted as “FOR” votes or “AGAINST” votes and will not affect the outcome of any of the Proposals.

In the election of directors, Proposal 1, the eight nominees who receive the greatest number of affirmative votes will be elected to the Board of Directors. Votes to withhold and broker non-votes will not affect the outcome of the vote on Proposal 1.

The vote on Proposal 2 to approve on a non-binding, advisory basis, the compensation paid to the Company’s executive officers is advisory and so the results will not be binding on the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 2.

In order to approve Proposal 3, the proposal to ratify the appointment of Ernst & Young LLP, requires the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” on Proposal 3. Broker non-votes will likely not affect the outcome of the vote on Proposal 3 because they will likely be deemed a “routine” matter upon which brokers may vote without specific direction.

In order to approve Proposal 4, the proposal to approve the BioScrip, Inc. Employee Stock Purchase Plan; and Proposal 5, the proposal to amend the BioScrip, Inc. 2008 Equity Incentive Plan, requires the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” on Proposals 4 and 5.

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Proxies in the accompanying form that are properly executed, duly returned to the Company and not revoked, or proxies that are submitted by telephone or via the Internet and not revoked, will be voted in accordance with the instructions contained therein. If, as a stockholder of record, you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3, 4 and 5. No proposal is currently expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting. If any other proposals are properly brought before the Annual Meeting for action it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such proposals.

The solicitation of proxies will be conducted by mail and the Company will bear all associated costs of the solicitation process. These costs include the expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of Common Stock. The Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations.

Revocation of Proxies

The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy. However, a proxy may be revoked at any time before it is voted.

Shareholders of Record. If you are a shareholder of record, you may revoke your proxy card (i) by delivering to the Secretary of the Company (at the principal executive offices of the Company) a written notice of revocation, (ii) by executing and delivering a later dated proxy, or (iii) by attending the Annual Meeting and voting in person. Stockholders voting by telephone or via the Internet may also revoke their proxy by attending the Annual Meeting and voting in person, by submitting the proxy in accordance with the instructions thereon or by voting again, at a later time, by telephone or via the Internet (a stockholder’s latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded). However, once voting on a particular proposal is completed at the Annual Meeting, a stockholder will not be able to revoke his or her proxy or change his or her vote as to any proposal or proposals on which voting has been completed.

Beneficial Owners. If you are a beneficial owner, you will need to revoke or resubmit your proxy through your nominee and in accordance with its procedures. In order to attend the annual meeting and vote in person, you will need to obtain a proxy from your nominee, the shareholder of record

Adjournments and Postponements

Adjournments or postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment or postponement may be made from time to time by approval of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting. The Company does not currently intend to seek an adjournment or postponement of the Annual Meeting, but no assurance can be given that one will not be sought at that time.

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COMMON STOCK OWNERSHIP BY CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 12, 2013, certain information concerning the beneficial shareholdings of (i) each person who is a director of the Company and each director nominee; (ii) each of the Company’s executive officers named in the Summary Compensation Table set forth below; (iii) all directors and executive officers of the Company as a group; and (iv) each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock (based on 57,038,458 shares of common stock outstanding as of March 12, 2013). To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner (1)		Number of Shares Beneficially Owned (2)(3)		Percent of Class (3)
Holders of 5% or more of our common stock (excluding Directors and NEOs)	Footnote #
Kohlberg Management V, L.L.C. 111 Radio Circle Mt. Kisco, New York 10549	(4)	15,686,149		26.12%
FMR LLC 82 Devonshire Street Boston, MA 02109	(5)	4,096,771		7.18%

2012 Directors and Named Executive Officers	Footnote #

Richard M. Smith	(6)	810,001		1.40%
Charlotte W. Collins	(7)	78,800		*
Samuel P. Frieder	(8)	30,000		*
Myron Z. Holubiak	(9)	56,200		*
David R. Hubers	(10)	188,100		*
Richard L. Robbins	(11)	118,500		*
Stuart A. Samuels	(12)	82,700		*
Gordon H. Woodward	(8)	30,000		*
Hai Tran	(13)	—		*
Mary Jane Graves	(14)	86,425		*
David Evans	(15)	144,540		*
Vito Ponzio, Jr.	(16)	133,334		*
Russel J. Corvese	(17)	402,422		*
Patricia Bogusz	(18)	134,470		*
All Directors and Executive Officers as a group (17 persons)		2,536,299	(19)	4.3%

*	Percentage less than 1% of class.

(1)	Except as otherwise indicated, all addresses are c/o BioScrip, Inc., 100 Clearbrook Road, Elmsford, NY 10523.

(2)	The inclusion in this table of any shares of Common Stock as “beneficially owned” does not constitute an admission by the holder of beneficial ownership of those shares. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all such shares beneficially owned by such person.

(3)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table above includes the number of shares underlying options and warrants that are currently exercisable or are exercisable within 60 days of March 12, 2013. With respect to each person, beneficial ownership is therefore based on 57,038,458 shares of common stock outstanding as of March 12, 2013, plus the number of options or warrants held by such person which are currently exercisable or are exercisable within 60 days of March 12, 2013. Shares of Common Stock subject to options and warrants that are currently exercisable or are exercisable within 60 days of March 12, 2013 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person and of the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(4)	Based on information contained in Schedule 13D filed with the Securities and Exchange Commission on October 24, 2011 on behalf of the following: (i) Kohlberg Management V, L.L.C., a Delaware limited liability company (“Fund V”) beneficially owns 15,686,149 shares of which it has shared voting power with respect to 15,686,149 shares and shared dispositive power with respect to 14,889,510 shares; (ii) Kohlberg Investors V, L.P., a Delaware limited partnership (“Investors”) beneficially owns 8,654,951 shares of which it has shared voting power with respect to 8,654,951 shares and shared dispositive power with respect to 7,858,312; (iii) Kohlberg Partners V, L.P., a Delaware limited partnership (“Partners”) beneficially owns 442,499 shares for which it has shared voting power and shared dispositive power; (iv) Kohlberg Offshore Investors V, L.P., a Delaware limited partnership (“Offshore”) beneficially owns 526,390 shares for which it has shared voting power and shared dispositive power, (v) Kohlberg TE Investors V, L.P., a Delaware limited partnership (“TE”) beneficially owns 5,715,246 shares for which is has shared voting power and shared dispositive power, and (vi) KOCO Investors V, L.P., a Delaware limited partnership (“KOCO” and collectively with Investors, Partners, Offshore and TE, the “Funds”) beneficially owns 347,063 for which it has shared voting power and shared dispositive power. Fund V is the general partner of the Funds. Includes warrants to acquire up to an aggregate of 3,004,887 shares of the Company’s common stock and 796,639 shares of common stock held in escrow to satisfy the indemnification obligations of the Funds in connection with the acquisition of Critical Homecare Solutions Holdings, Inc. (“CHS”) by the Company in March 2010. Each reporting person expressly disclaims beneficial ownership of any of these securities except to the extent such reporting person actually exercises voting or dispositive power with respect to such securities.

(5)	Based on information contained in Schedule 13G filed with the Commission on February 14, 2013 by FMR, LLC, referred to herein as “FMR.” FMR advises that it is a parent holding company. FMR reports that of the 4,096,771 shares that it beneficially owns, it has the sole power to vote or direct 308,141. FMR indicates that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock of BioScrip, Inc. and no one person’s interest in the Common Stock of BioScrip, Inc. is more than five percent (5%) of the total outstanding Common Stock.

(6)	Includes 680,001 shares issuable upon exercise of options held by Mr. Smith. Excludes 374,999 shares subject to options held by Mr. Smith that will not be vested within 60 days of March 12, 2013.

(7)	Includes 35,000 shares issuable upon exercise of options to purchase Common Stock held by Ms. Collins.

(8)	In connection with the acquisition of CHS in March 2010, the Company entered into a stockholders’ agreement with Kohlberg Investors V, L.P., as stockholders’ representative, the stockholders of CHS and an optionholder of CHS. Among other things, the stockholders’ agreement grants to the stockholder representative the right to designate up to two directors (based on specified ownership percentages of the Company’s common stock) to be nominated for election to the Company’s board of directors. The stockholders’ representative designated Messrs. Samuel P. Frieder and Gordon H. Woodward as its representatives for nomination to the Board in accordance with the stockholders’ agreement and they were appointed to the Company’s Board upon the closing of the acquisition of CHS. Pursuant to the terms of an Assignment and Transfer Agreement entered into on July 7, 2010, Messrs. Samuel P. Frieder and Gordon H. Woodward transferred his pecuniary interest in their shares to Kohlberg & Co., LLC, but have retained all voting and dispositive power with respect to such shares. Messrs. Samuel P. Frieder and Gordon H. Woodward disclaim beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(9)	Includes 36,200 shares issuable upon exercise of options held by Mr. Holubiak.

(10)	Includes 36,200 shares issuable upon exercise of the vested portion of options held by Mr. Hubers. Also includes 15,762 shares of Common Stock held by the David R. Hubers Revocable Trust; 11,200 shares of Common Stock held by the David R. Hubers Grantor Retained Annuity Trust; 36,978 shares of Common Stock held by the Hubers Grandchildren’s Trust; and 26,600 shares of Common Stock held by the David R. Hubers 2010 GRAT no. 1 U/A/D 07/29/2010. Mr. Hubers is a trustee of these trusts, other than the Hubers Grandchildren’s Trust, of which Mr. Hubers’ spouse is the trustee.

(11)	Includes 25,000 shares issuable upon exercise of options held by Mr. Robbins.

(12)	Includes 36,200 shares issuable upon exercise of options held by Mr. Samuels.

(13)	Excludes 200,000 shares subject to options held by Mr. Tran that will not be vested within 60 days of March 12, 2013.

(14)	Includes warrants to acquire up to 66,446 shares of the Company’s common stock and 1,214 shares of common stock held in escrow to satisfy the indemnification obligations in connection with the acquisition of Critical Homecare Solutions Holdings, Inc. by the Company in March 2010.

(15)	Includes 140,001 shares issuable upon exercise of options held by Mr. Evans. Excludes 99,999 shares subject to options held by Mr. Evans that will not be vested within 60 days of March 12, 2013.

(16)	Includes 133,334 shares issuable upon exercise of options held by Mr. Ponzio. Excludes 91,666 shares subject to options held by Mr. Ponzio that will not be vested within 60 days of March 12, 2013.

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(17)	Includes 366,976 shares issuable upon exercise of options held by Mr. Corvese. Excludes 93,332 shares subject to options held by Mr. Corvese that will not be vested within 60 days of March 12, 2013.

(18)	Includes 126,354 shares issuable upon exercise of options held by Ms. Bogusz. Excludes 93,333 shares subject to options held by Ms. Bogusz that will not be vested within 60 days of March 12, 2013.

(19)	Includes 1,841,247 shares issuable upon exercise of options and 66,446 shares issuable upon exercise of warrants. Excludes 1,060,995 shares subject to options that will not be vested within 60 days of March 12, 2013.

* * * * *

Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2012.

Number of
securities
remaining
available for
future
	Number of	Weighted-	issuance under
	securities	average	equity
	to be issued upon	exercise price	compensation
	exercise of	of	plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants and	warrants and	reflected in
	rights	rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	4,955,215	$5.88	3,748,254
Equity compensation plans not approved by security holders	—	—	—

Total	4,955,215	$5.88	3,748,254

(1)	This includes the BioScrip, Inc. 2008 Plan and the CHS Plan. In connection with the Company’s acquisition of CHS in March 2010, the Company assumed and adopted the BioScrip/CHS 2006 Equity Incentive Plan (the “CHS Plan”) and certain options issued under the under CHS Plan were converted into the right to purchase 716,086 shares of the Company’s Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled. There are 1,719,528 shares of common stock remaining available under the CHS Plan for grant to current employees of the Company who are former employees of CHS and to employees of the Company hired after the date of the acquisition of CHS.

* * * * *

The following table sets forth information relating to the number of stock options and shares of restricted stock granted by the Company in fiscal years 2012, 2011 and 2010:

Fiscal Year	Stock Options Granted (#)	Restricted Stock Granted (#)
2012	2,106,500	70,000
2011	1,523,500	90,000
2010	1,722,250	80,000

* * * * *

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PROPOSAL 1.

ELECTION OF DIRECTORS

General

In accordance with the Company’s By-Laws, the Board of Directors shall be comprised of such number of directors as is designated from time to time by resolution of the Board of Directors. Directors shall hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until any such director’s earlier death, resignation or removal. Vacancies on the Board of Directors and newly created directorships will generally be filled by the vote of a majority of the directors then in office, and any directors so chosen will hold office until the next annual meeting of stockholders. In voting for directors, each stockholder is entitled to cast one vote for each share of Common Stock held by such stockholder for each nominee. Stockholders are not entitled to cumulative voting in the election of directors. If a quorum is present, the eight nominees who receive the greatest number of votes will be elected to the Board of Directors. In the unanticipated event that one or more of such nominees becomes unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

In connection with the acquisition of CHS in March 2010, the Company entered into a stockholders’ agreement with Kohlberg Investors V, L.P., as stockholders’ representative, the stockholders of CHS and an optionholder of CHS. Among other things, the stockholders’ agreement grants to the stockholders’ representative the right to designate up to two directors (based on specified ownership percentages of the Company’s common stock) to be nominated for election to the Company’s board of directors. The stockholders’ representative designated Messrs. Samuel P. Frieder and Gordon H. Woodward as its representatives for nomination to the Board in accordance with the stockholders’ agreement and they were appointed to the Company’s Board upon the closing of the acquisition of CHS. For as long as the stockholders’ representative has the right to designate one or more directors to the Board, at least one of those directors will be entitled to representation on the Audit, Management Development and Compensation and Corporate Strategy committees, so long as such designee meets the requirements of the NASDAQ listing standards for such committee.

Based on the recommendation of the Governance and Nominating Committee, the following eight persons have been nominated for election to the Board of Directors at the 2013 Annual Meeting: Charlotte W. Collins, Samuel P. Frieder, Myron Z. Holubiak, David R. Hubers, Richard L. Robbins, Stuart A. Samuels, Richard M. Smith, and Gordon H. Woodward. All of the nominees for election to the Board of Directors currently serve as directors of the Company.

The following table and narrative description sets forth, as of March 7, 2013, the age, principal occupation and employment, position with us, directorships in other public corporations, and year first elected as one of our directors, of each of the eight individuals nominated for election as director. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations described below for more than the past five years.

Name	Age	Director Since	Present Position with BioScrip

Myron Z. Holubiak	66	2005	Chairman of the Board
Richard M. Smith	53	2009	Director, President and CEO
Charlotte W. Collins	60	2003	Director
Samuel P. Frieder	48	2010	Director
David R. Hubers	70	2005	Director
Richard L. Robbins	72	2005	Director
Stuart A. Samuels	71	2005	Director
Gordon H. Woodward	44	2010	Director

The Company’s directors have backgrounds that, when combined, provide a portfolio of experience and knowledge that serve the Company’s governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and reputations in their primary fields of endeavor, as well as a commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the board’s oversight role with respect to the Company’s business and affairs and have expertise and knowledge in various disciplines relevant to the Company’s business and/or operations. Each director’s biography set forth below includes the particular experience and qualifications that led the Board to conclude that the director should serve on the Board of Directors.

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Current Directors and Nominees for Director

The following biographies set forth certain information with respect to each current director and each nominee for election as a director, including biographical data for at least the last five years:

Richard M. Smith, 53, President and Chief Executive Officer. Mr. Smith joined the Company as its President and Chief Operating Officer in January 2009 and was appointed a director of the Company in September 2009. On January 1, 2011, Mr. Smith became the Company’s Chief Executive Officer. Prior to joining the Company, from June 2006 to December 2008, Mr. Smith was Chief Executive Officer and a director of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients. From May 2003 to May 2006, Mr. Smith was the President and Chief Operating Officer of Option Care, Inc., a home infusion and specialty pharmaceutical company.

Charlotte W. Collins, Esq., 60, has been a director of the Company since April 2003. Since January 2008, she has been a senior executive for the Asthma and Allergy Foundation of America. From 2003 to 2007, she was Associate Professor of Health Services Management and Leadership, and Health Policy at the George Washington University School of Public Health and Health Services. From January 2002 to June 2003, she was an Associate Research Professor of Health Policy at the same university. She served a four year term on the National Allergy and Infectious Diseases Advisory Council of the National Institutes of Health beginning in 2001. From September 1996 to November 2004, Ms. Collins was Of Counsel in the health policy practice of the law firm of Powell, Goldstein LLP in its Washington DC office. She served as General Counsel of the Regional Medical Center at Memphis for ten years until 1996 and served as interim General Counsel for the District of Columbia Health and Hospitals Public Benefit Corporation in 1998. In 1993, Ms. Collins co-founded a managed care plan and served on its board of directors through 1996. She has also served on the boards of two primary care centers, a Medicare Part A intermediary company, and as a leadership coach for the Robert Wood Johnson Foundation’s Health Policy Fellows program. In 2006, Modern Healthcare magazine named her one of the top 25 most influential minority healthcare executives.

Samuel P. Frieder, 48, was appointed a director of the Company in connection with the Company’s acquisition of CHS in March 2010. Mr. Frieder is the Managing Partner of Kohlberg & Co., L.L.C. (“Kohlberg”) and a member of Kohlberg’s Investment Committee. Mr. Frieder joined Kohlberg in 1989, became a principal in 1995 and named Managing Partner in 2006. He is a member of the board of directors of AGY Holdings Corporation, Aurora Casket Company, Bauer Performance Sports, Chronos Life Group, Concrete Technologies Worldwide, e+CancerCare, Katy Industries, Kellermeyer Bergensons Services, Nielsen & Bainbridge, Packaging Dynamics Corporation, Pittsburgh Glass Works, Phillips-Medisize Corporation, Sabre Industries, Inc., SouthernCare, Stanadyne Corporation, SVP Holdings and Trico Products. Mr. Frieder received an A.B. from Harvard College.

Myron Z. Holubiak, 66, has been a director of the Company since March 2005 and was appointed Chairman of the Board of the Company on April 18, 2012. Prior to being appointed a director of the Company he had served as a director of Chronimed since September 2002. Mr. Holubiak is the former President of Roche Laboratories, Inc. He held this position from December 1998 to August 2001. Currently, Mr. Holubiak is the President and a member of the board of directors of 1-800-Doctors, Inc., a medical referral company that provides consumers access to physicians and hospitals. Mr. Holubiak has been serving as a member of the board of directors of IntelliCell Biosciences, Inc. since October 2012 and as a member the board of Ventrus Biosciences, Inc. since July 2010.

David R. Hubers, 70, has been a director of the Company since March 2005. Prior to being appointed a director of the Company he had served as a director of Chronimed since November 2000. Mr. Hubers was Chairman of American Express Financial Advisors, Inc. prior to his retirement. He joined American Express Financial Advisors Inc. in 1965 and held various positions, including Senior Vice President of Finance and Chief Financial Officer until being appointed President and Chief Executive Officer in August 1993. He served in that capacity until June 2001. Mr. Hubers served on the boards of directors of the Carlson School of Management at the University of Minnesota and Lawson Software.

Richard L. Robbins, 72, has been a director of the Company since March 2005. From October 2003 through March 2006, Mr. Robbins was Senior Vice President, Financial Reporting and Control and Principal Financial Officer of Footstar, Inc., a nationwide retailer of footwear. From July 2002 to October 2003, Mr. Robbins was a partner of Robbins Consulting LLP, a financial, strategic and management consulting firm. From 1978 to 2002, Mr. Robbins was a partner of Arthur Andersen LLP. From December 2002 to March 2003, Mr. Robbins served on the board of directors of Bionx Corp., a medical products company. From May 2003 to October 2008, Mr. Robbins served on the board of directors of Vital Signs, Inc., a medical products company. From August 2007 to February 2008, Mr. Robbins served on the board of directors of American Banknote Holographics, Inc. From August 2007 to April 2009, Mr. Robbins served on the board of directors of Empire Resorts, Inc. Since January 2012, Mr. Robbins has served on the audit committee of Resorts Casino Hotel.

Stuart A. Samuels, 71, has been a director of the Company since March 2005. Prior to being appointed a director of the Company he had served as a director of Chronimed since November 2000. Since 1990, Mr. Samuels has been a management consultant, specializing in business management, strategic sales and marketing and business development for several companies, specifically in the pharmaceutical and healthcare industries. Mr. Samuels served on the board of directors of Target Rx, Inc. from 2000-2011, and the board of Infomedics, Inc. from 2005-2012. He currently serves as a Business Monitor for the Federal Trade Commission.

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Gordon H. Woodward, 44, was appointed a director of the Company in connection with the Company’s acquisition of CHS in March 2010. Mr. Woodward is a Partner and Chief Investment Officer of Kohlberg & Co, L.L.C. (“Kohlberg”) and a member of Kohlberg’s Investment Committee. Mr. Woodward joined Kohlberg in 1996, became a Partner in 2001 and Chief Investment Officer in 2010. He is a member of the board of directors of Aurora Casket Company, Bauer Performance Sports, Chronos Life Group, e+CancerCare, Kellermeyer Bergensons Services, Nielsen & Bainbridge, Packaging Dynamics Corporation, Pittsburgh Glass Works, Phillips-Medisize Corporation, Sabre Industries, SouthernCare, Stanadyne Corporation and Standard Parking Corporation. Prior to joining Kohlberg, Mr. Woodward was with James D. Wolfensohn Incorporated. Mr. Woodward received an A.B. from Harvard College.

Additional Director Information

From 1998 to 2007, Mr. Frieder served as a director of Holley Performance Products, Inc. (“Holley”), a leading designer, manufacturer and distributor of high performance automotive products headquartered in Bowling Green, Kentucky. In February 2008, Holley filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws in the U.S. Bankruptcy Court and emerged from bankruptcy in June 2010.

From October 2003 through March 2006, Mr. Robbins was Senior Vice President, Financial Reporting and Control and Principal Financial Officer of Footstar, Inc., a nationwide retailer of footwear. Footstar, Inc. filed for bankruptcy protection in March 2004 and emerged from bankruptcy in February 2006.

During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

There is no family relationship among any of the directors or executive officers of the Company.

Vote Required and Recommendation of the Board of Directors

If a quorum is present and voting, the eight nominees receiving the highest number of votes duly cast at the Annual Meeting will be elected to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE-NAMED NOMINEES.

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PROPOSAL 2.

APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION PAID TO THE

COMPANY’S EXECUTIVE OFFICERS

The Board of Directors recommends that you vote FOR this proposal:

“RESOLVED, that the compensation paid to the Company’s executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal will give stockholders the opportunity to endorse the Company’s executive compensation programs and policies and the resulting compensation for the executive officers, as described in this Proxy Statement on pages 33-49. The Company is providing this vote as required pursuant to section 14A of the Securities Exchange Act. Because the vote on this Proposal is advisory, the results will not be binding on the Management Development and Compensation Committee (“Compensation Committee”) and it will not affect, limit, or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

The Compensation Committee of the Board of Directors of the Company believes that the following design features are key to the program’s success and promotion of stockholders’ interests:

•	Paying for performance: Other than base salaries, all other components of compensation are variable and dependent on achievement of business and/or financial performance;

•	Aligning executives’ interests with those of stockholders: Most incentive compensation is equity-based, and executives are encouraged to meet stock ownership guidelines;

•	Encouraging long-term decision-making: Stock options vest over three years and may normally be exercised over ten years;

•	Rewarding achievement of the Company’s business and financial performance: Amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of business unit and individual executive performance relative to their goals; and

•	Avoiding incentives that might cause executives to take excessive risk: The Company makes discretionary rather than formulaic awards and uses Adjusted EBITDA as a key performance indicator. As an example, the Company also incentivizes management to achieve revenues at appropriate gross profit percentage levels and not simply revenues at any gross profit percentage level.

At the same time, the Company’s executive compensation programs exclude practices that would be contrary to the Company’s compensation philosophy and contrary to stockholders’ interests. For example, the Company’s executive compensation program:

•	does not provide executives with guaranteed bonuses; and

•	does not provide contractual change-in-control cash severance pay beyond two times base salary for triggering acceleration upon a change of control under the Company’s equity plans.

The compensation of the executive officers reflects the Compensation Committee’s independent evaluation of these accomplishments, as well as their individual accomplishments.

The Compensation Committee and Board of Directors believes that the Company’s compensation programs and policies, and the compensation of the executive officers, as described above and on pages 33-49 of this Proxy Statement, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms.

At the 2011 annual meeting of shareholders, the Company’s shareholders voted in favor of holding future advisory votes every year, and the Company’s Board of Directors subsequently adopted this as its official position. Accordingly, this Proposal 2 is being submitted to you to obtain the advisory vote of the shareholders in accordance with the Dodd-Frank Act, Section 14A of the Securities Exchange Act and the SEC’s rules. After this annual meeting the Company expects that the next shareholder advisory vote on the Company’s executive compensation program will occur at the 2014 annual meeting of shareholders.

Vote Required and Recommendation of the Board of Directors

Because the vote on this Proposal is advisory, the results will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements as it deems appropriate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, BY ADVISORY VOTE, OF THE COMPENSATION PAID TO THE COMPANY’S EXECUTIVE OFFICERS.

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PROPOSAL 3.

RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2013.

Ernst & Young LLP served as the Company’s independent auditors for the year ended December 31, 2012 and the Audit Committee has appointed Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013. The Board of Directors is asking that stockholders ratify the appointment of Ernst & Young LLP as the Company’s independent auditors. While the Company’s By-Laws do not require stockholder ratification, the Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP as the Company’s independent auditors, but may determine to do so nonetheless. Even if the appointment of Ernst & Young LLP is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from stockholders.

Independent Auditors Fees

The following table shows the aggregate fees billed to the Company by Ernst & Young LLP for services rendered during the years ended December 31, 2011 and 2012:

	Years Ended December 31,
Description of Fees	2011	2012
Audit Fees	1,277,586	1,076,179
Audit Related Fees	—	156,272
Tax Fees (1)	—	20,000
All Other Fees	1,995	—

Total Fees	1,279,581	1,252,451

(1)	In 2012, Ernst & Young LLP provided tax planning services in connection with corporate structure. All other 2012 tax compliance, tax advice, or tax planning services were provided by PriceWaterhouseCoopers LLP and Grant Thornton. In 2011 Ernst & Young LLP did not provide any tax compliance, tax advice or tax planning services, all of which services were provided by PriceWaterhouseCoopers LLP.

Audit Fees

Audit fees consist of the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s financial statements as of and for the years ended December 31, 2011 and 2012, its audit of our internal control over financial reporting as of December 31, 2011 and 2012, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for 2011 and 2012.

Audit Related Fees

Audit-related fees consist of the aggregate fees for professional services rendered by Ernst & Young LLP for transaction due diligence in connection with the Company’s acquisition of InfuScience, Inc. in 2012.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by Ernst & Young LLP for permitted advisory services.

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Pre-Approval of Audit and Non-Audit Services

In accordance with the provisions of the Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to the Company by its independent auditors, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the Commission. Accordingly, the Audit Committee pre-approved all services and fees provided by Ernst & Young LLP during the year ended December 31, 2012 and has concluded that the provision of these services is compatible with the accountant’s independence.

During the year ended December 31, 2012, none of the total hours expended on the audit of the Company’s financial statements by Ernst & Young LLP were provided by persons other than full time employees of Ernst & Young LLP.

Vote Required and Recommendation of the Board of Directors

Approval of the ratification of the appointment of Ernst & Young LLP, requires the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS

FOR THE YEAR ENDING DECEMBER 31, 2013.

* * * * *

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PROPOSAL 4.

APPROVAL OF BIOSCRIP, INC. EMPLOYEE STOCK PURCHASE PLAN.

The Board of Directors has approved and unanimously recommends that the stockholders approve the Company’s Employee Stock Purchase Place (the “ESPP”), covering the issuance of 750,000 shares of Common Stock. The primary purpose of the ESPP is to provide all employees of the Company and its subsidiaries with the opportunity to acquire a proprietary interest in the Company, thereby increasing their interest in their employer’s welfare, and encouraging them to remain in the employ of their employer.

The following discussion summarizes the material terms of the ESPP. This discussion is not intended to be complete and is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached to this proxy statement as Exhibit A.

Administration

The ESPP will be administered by the Management Development & Compensation Committee (the “Compensation Committee”), or such other committee appointed by the Board of Directors, which shall consist of at least two or more members of the Company’s Board of Directors. Each director, while serving as a member of the Compensation Committee, must satisfy the requirements for a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal securities exchange on which the Common Stock is traded or listed, the Compensation Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Each participating subsidiary of the Company that intends to participate in the plan will adopt the ESPP as its own ESPP, effective upon the adoption by (1) official action of its board of directors, or by other similar action, (2) execution of an instrument making such subsidiary a signatory to the ESPP, and (3) by obtaining the consent of the Board of Directors of the Company.

Coverage Eligibility and Offering Period

The ESPP is to be provided to all eligible employees of the Company. An eligible employee will be each employee of the Company or any subsidiary (if the subsidiary has adopted the ESPP) except that the Compensation Committee in its sole discretion may exclude:

(a)  any employee who has accrued less than a minimum period of continuous service established by the Compensation Committee (but not to exceed two (2) years).

(b)  any employee whose customary employment is twenty (20) hours or less per week;

(c)  any employee whose customary employment is for not more than five (5) months in any calendar year;

(d)  any employee who would directly or indirectly owns or holds (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following of a grant an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any subsidiary; and

(e)  any employee who is a highly compensated employee of the Company or subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Compensation Committee.

In addition, to be eligible to participate, a person will be an employee of the Company or subsidiary on the first business day of the offering period. An offering period will be the period determined by the Compensation Committee as the period employees are offered the opportunity to purchase stock under the ESPP, generally the twelve (12) calendar months beginning on January 1 and ending on December 31 of each year (the “Plan Year”), unless and until changed by the Compensation Committee in its sole and absolute discretion.

Participation, Payroll Deduction Authorization, Change and Carry Forward/Withdrawal

An eligible employee may become a participant by filing a written election to participate with the Compensation Committee that authorizes payroll deductions during the offering period (a “Participant Election Form”). An eligible employee may elect to participate for less than the maximum number of shares which he has been offered the opportunity to purchase, by authorizing a payroll deduction of a percentage of compensation less than the percentage determined by the Board of Directors of the Company. Compensation will not include commissions based on sales, bonuses or overtime pay.

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An eligible employee may waive the right to participate for any offering period by declining to authorize a payroll deduction. Such declination must be filed in writing with the Compensation Committee. The filing of a written declination will apply for only the applicable offering period and not any future offering period and will be irrevocable. Failure to timely authorize payroll deductions for an offering period will not be treated as if the participant declined to authorize deductions, but instead will be treated as a zero percent (0%) election.

Each eligible employee who elects to participate in the ESPP will authorize the making of payroll deductions to fund the purchase of the stock by completing and returning a Participant Election Form. Deductions will be made pro rata for the applicable payroll periods. A participant may authorize payroll deductions in an amount of either (i) zero percent (0%) or (ii) not less than one percent (1%) nor more than ten percent (10%) (in multiples of one percent (1%)) of the employee’s compensation for the Plan Year. A participant who authorizes a payroll deduction of zero percent (0%) will not be deemed to have waived participation.

Unless a participant’s employment is terminated, a participant may not vary the amount of the participant’s payroll deduction during any offering period. However, a participant may (i) elect to stop the payroll deductions effective with the first payroll occurring thirty (30) days after the Compensation Committee’s receipt of the participant’s written election to stop the payroll deductions, and (ii) with at least thirty (30) days advance written notice to the Compensation Committee, elect to decrease the participant’s payroll deduction rate, within the limits specified above. Such notice to stop or decrease deductions will be effective on the first day of the calendar quarter next following the date of the notice. A participant’s election to stop the payroll deductions will be treated as a waiver of participation for the remainder of the offering period in which the cessation occurs. A participant’s election to decrease the payroll deduction rate to zero percent (0%) will not be deemed to be a waiver of participation.

Any amounts remaining credited to a participant’s payroll deduction account on the last day of the Plan Year, after taking into account the amount of stock purchased by the participant, will be carried forward to the subsequent offering period, or, may be refunded to the participant upon the Compensation Committee’s receipt of waiver of participation by the participant.

Shares Reserved for Issuance Under the ESPP

Subject to adjustment as described below, there shall be 750,000 shares of Common Stock authorized for issuance under the ESPP. Any shares issued under the ESPP may consist, in whole or in part, of authorized and unissued shares of Common Stock, treasury shares of Common Stock or shares of Common Stock purchased in the open market or otherwise.

Stock Grants and Limits

For each offering period during the term of the ESPP, unless the Board determines otherwise, an offering will be made under which all eligible employees are granted the opportunity to purchase stock. All grants will be deemed to have been made on the same date, which date will be the first day of the offering period, on which date the maximum amount of stock that can be purchased under the grant and the minimum purchase price for the stock will be fixed or determinable. Each eligible employee will be granted an opportunity to purchase up to that number of whole shares of stock which could be purchased at the price, with an amount equal to such percentage, not to exceed ten percent (10%), as the Board determines, of an eligible employee’s compensation.

Limitations on Stock. Unless otherwise amended by the Board of Directors of the Company and approved by the stockholders of the Company to the extent required by law, a maximum number of 750,000 shares of Stock of the Company (or such number as may result following any adjustment) shall be reserved and available for grant under the ESPP. The maximum number of shares of stock that may be granted to any participant during an offering period will not exceed a maximum annual accrual of $25,000 provided that:

(a)	the maximum number of shares of stock that may be purchased during any offering period may be increased or decreased as determined by the Compensation Committee prior to the first day of any such offering period; and
(b)	notwithstanding the directly preceding or any other provision in the ESPP to the contrary, if during an offering period more than fifty percent (50%) of the shares of stock which are available for issuance will otherwise be purchased under the ESPP by participants during the offering period, the Compensation Committee may further limit the number of shares of Stock that can be purchased by all participants during such offering period by establishing a lower fixed number of shares of stock that can be purchased during such offering period by all participants but only to the extent necessary to ensure that such fifty percent (50%) limit is not exceeded.

Either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the employer of the employee may be made subject to purchase under the ESPP, in the sole and absolute discretion of the Compensation Committee. Further, except if the participant purchases more than the maximum number of shares of stock permitted, if for any reason any purchase of stock under the ESPP is not consummated, shares subject to such purchase agreement may be subjected to a new purchase agreement under the ESPP.

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Limitations on Grants. No eligible employee will be given the opportunity to purchase stock under the ESPP if, immediately following the grant of the right to purchase stock, such eligible employee owns stock, including the stock he has been granted the opportunity to purchase under the ESPP, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary thereof, computed in accordance with section 423(b)(3) of the Code.

No eligible employee will be granted the opportunity to purchase stock which permits the employee’s rights to purchase stock under this ESPP and under all other employee stock purchase plans of the employer or any corporation which is the parent or a subsidiary company of the employer to accrue at a rate which exceeds $25,000 (or such other rate as may be prescribed from time to time by the Code) of the fair market value of stock (determined as of the first day of the offering period) for each calendar year in which such eligible employee is participating under the ESPP, in accordance with the provisions of section 423(b)(8) of the Code.

Stock Purchase

Stock Price. A participant may acquire stock under the ESPP at a cost of eighty five percent (85%) of the lower of (i) the fair market value of the stock on the first day of the Plan Year in which the stock is purchased, or (ii) the fair market value of the stock on the last day of the Plan Year in which the stock is purchased. For these purposes, the fair market value of the stock on any given date shall be the closing price of the stock on the relevant date, as reported on the composite tape or by NASDAQ or the most recent preceding day for which such quotations are reported, as the case may be.

Purchase of Stock by Participant While Employed. At any time during the Plan Year, a participant, only if allowed by the Compensation Committee in its sole discretion and subject to such terms and conditions as it may in its sole discretion impose, may elect to purchase that amount of stock that the participant has been given the opportunity to purchase under the ESPP, by delivering written notice of election to purchase such stock and a payroll deduction authorization to the Compensation Committee. If a participant elects to purchase only a part of the stock that the participant has been given the opportunity to purchase, the remainder of that grant shall continue to the end of the Plan Year and may be exercised as provided in the next paragraph. If a participant files a written notice of election not to purchase with the Compensation Committee, the balance credited to the participant’s payroll deduction account will be paid to the participant in cash, and the participant will not be entitled to participate again in the ESPP for the remainder of the Plan Year.

If, on the last day of the Plan Year, a participant has not made an election to purchase, in whole or in part, and has not filed a written notice of election not to purchase with the Compensation Committee, such participant will be deemed to have elected to purchase the amount of stock which the participant can purchase with the money in the participant’s payroll deduction account on such last date.

The balance credited to a participant payroll deduction account, after paying for the participant’s stock, shall be paid to the participant in cash; provided, however, that if such a balance occurs during an offering period, it shall be carried over during the offering period and be credited to the participant’s payroll deduction account as if contributed during that offering period.

Purchase of Stock by Participant After Termination of Employment. If a participant’s employment terminates for any reason other than death, disability, or retirement, the participant’s right to purchase stock under the ESPP will immediately terminate and become void, and the amount credited to such participant’s payroll deduction account will be paid to such participant in cash.

Purchase of Stock by a Retired or Disabled Participant. If a participant’s employment terminates on account of the participant’s disability or retirement, such participant will have the right to complete paying for the stock agreed to purchase by making a cash contribution to the participant’s payroll deduction account during the period beginning on the date such employee’s employment terminates and ending ninety (90) days following such date. In the event that such a contribution is not made, the participant’s right to purchase the stock will immediately terminate and become void, and the amount credited to such participant’s payroll deduction account will be paid to him in cash. A participant will be considered to have retired if its employment terminates by reason of his retirement after attaining age sixty-five (65) and with the consent of the employer.

Purchase of Stock by a Participant’s Representative. In the event a participant’s employment terminates on account of the death of the participant, his heirs, legatees, distributees or personal representatives will have the right to complete paying for the stock agreed to purchase by making a cash contribution to his payroll deduction account during the period beginning on the date of his death and ending ninety (90) days following date of death. In the event that such a contribution is not made, the right to purchase stock will immediately terminate and become void, and the amount credited to such participant’s payroll deduction account will be paid to his heirs, legatees, distributees or personal representatives in cash.

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Notwithstanding anything to the contrary in the ESPP, in no event will stock be purchasable under the ESPP after the expiration of 27 months from the date such stock first become purchasable under the terms of the ESPP.

Payment. Upon the election to participate, and agreement to purchase shares, the shares of stock will be paid for in full by the making of payroll deductions and, at the end of the Plan Year, the transfer of the purchase price from the amount credited to the participant to an account of the employer of the employee. Any balance credited to such participant in excess of the purchase price at the end of the Plan Year will be paid to the participant in cash. If for any reason, the balance credited to the participant at the end of the Plan Year is not sufficient to pay for the stock purchased, the participant, his legatees, or distributees may, at such time and in such manner as the Compensation Committee shall prescribe, contribute cash, which will be credited to the participant’s payroll deduction account in order to pay for the full number of shares for which the participant has elected to participate, or the participant, his personal representative heirs, legatees or distributes may purchase that part of the number of full shares which the balance credited to the participant’s payroll deduction account is sufficient to purchase and shall receive the balance credited to such account and not used to purchase stock in cash. Notwithstanding the foregoing, a participant will not be permitted, except in the event of retirement, disability or death, to contribute additional cash to the participant’s payroll deduction account in excess of amounts withheld from the participant’s compensation.

Stock Certificate. The shares of the stock purchased by a participant will be issued or transferred to the participant on the books of the Company as of the last day of the Plan Year in which the purchase was made. Stock certificates will be delivered to the participant as soon as practicable after such time, and the participant will receive and be the transferee of substantially all the rights of ownership of such stock, in accordance with Treasury Regulations Section 1.421-1(f) as currently in effect or any successor to such Treasury Regulations. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of the Company in the event of liquidation, the right to inspect the Company’s books, and the right to pledge or sell such stock, subject to the restrictions on such rights in this ESPP and the restrictions on such rights imposed by applicable law. Until delivery of certificates for the stock to the participant, the participant will have none of the rights and privileges of a stockholder in the Company with respect to shares of stock purchased. Notwithstanding anything to the contrary herein, the Company will not be obligated to issue stock under the ESPP if, in the opinion of counsel for the Company, such issuance would constitute a violation of Federal or state securities laws.

Adjustment for Change in Capitalization or Merger

Notwithstanding the foregoing provision, if the shares of stock subject to purchase under the ESPP are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split up or similar event, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which purchases are or may be made under the ESPP. A corresponding adjustment changing the number or kind of shares allocated to unpurchased stock shall likewise be made. Any such adjustment, however, in the stock shall be made without change in the total price applicable to the portion of the stock purchased under the ESPP which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for each share of stock.

Further, if the Company is reorganized, merged or consolidated with another corporation while stock is subject to a purchase agreement under the ESPP, or, solely for purposes of (ii) below, if the Company is dissolved or liquidated, the Company shall either (i) substitute for such shares an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the shareholders of the Company with respect to such shares, or (ii) permit each participant to immediately complete making payment for the stock such participant agreed to purchase, without regard to the payroll deduction provisions, by making a cash contribution to the participant’s payroll deduction account during the thirty (30) day period next preceding the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company.

Transferability and Satisfaction of All Claims

No rights granted under the ESPP, including, but not limited to, payroll deductions credited to a participant and rights with regard to the exercise of an opportunity to purchase stock granted, may be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom granted, may be exercised only by such participant.

Any payment or any issuance or transfer of shares of stock to any participant, or to a participant’s legal representative, heir, legatee or distributee, in accordance with the provisions of the ESPP, will to the extent thereof be in full satisfaction of all claims thereunder against the ESPP. The Compensation Committee may require such participant, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a receipt and release in such form as it will determine.

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Amendments to the ESPP

The Company will have the right to amend the ESPP in any manner it deems necessary or advisable to qualify the ESPP under the provisions of section 423 of the Code and to amend the ESPP in any other manner, however, no amendment to the ESPP which either (i) increases the aggregate number of shares of stock which may be sold thereunder or (ii) changes the designation of corporations whose employees are eligible to participate will become effective unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after the date such amendment is adopted by the Board of Directors of the Company. Such shareholder approval will not be required to designate corporations that have become the Company’s parent or subsidiary corporations after the adoption and approval date of the ESPP.

The Company will have the right to terminate the ESPP at any time. Further, no offering will be made after any day upon which participants elect to participate for a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares for which participants elect to participate are greater than the shares remaining available, the shares available shall at the end of the offering period will be allocated among such participants pro rata on the basis of the number of shares for which each has elected to participate.

Notwithstanding the above, the Company will not amend or terminate the ESPP in any manner which shall retroactively impair any participant’s rights granted under the ESPP.

Vote Required and Recommendation of the Board of Directors

Approval of the BioScrip, Inc. Employee Stock Purchase Plan requires the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE BIOSCRIP, INC. EMPLOYEE STOCK PURCHASE PLAN.

* * * * *

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PROPOSAL 5.

APPROVAL OF AN AMENDMENT TO THE

BIOSCRIP, INC. 2008 Equity Incentive Plan

TO INCREASE THE NUMBER OF SHARES THAT MAY BE SUBJECT TO

AWARDS GRANTED TO DIRECTORS.

Proposed Amendment

On March 27, 2013, the Company’s Board approved, subject to stockholder approval, an amendment to the BioScrip, Inc. 2008 Equity Incentive Plan (as amended and restated, the “2008 Plan”) and the performance goals which are a part of the 2008 Plan (each a “Performance Goal”). The amendment proposes to increase the number of shares of Common Stock in the aggregate that may be subject to Awards granted to directors by 300,000 shares, from 500,000 to 800,000. As of March 7, 2013 there were options to purchase 3,808,530 shares of Common Stock outstanding under the 2008 Plan at exercise prices ranging from $1.71 to $9.16 per share and 70,000 shares of Common Stock issued and unvested under the 2008 Plan pursuant to restricted stock grants. As of March 7, 2013, there were 2,030,960 shares remaining available for grant under the 2008 Plan.

Background

In April 2008, the Company’s stockholders approved and adopted the 2008 Plan and the Performance Goals. At that time 3,580,000 shares of Common Stock were reserved for issuance thereunder and the aggregate number of shares subject to Awards granted to directors was 500,000. In June 2010 the Company’s stockholders approved an amendment to the 2008 Plan to increase the number of authorized shares of Common Stock available for issuance thereunder by 3,275,000 shares, from 3,580,000 shares to 6,855,000 shares.

The primary purpose of the 2008 Plan is to (i) attract and retain key employees and directors, (ii) provide additional incentives to key employees and directors to increase the value of the Company’s common stock; and (iii) provide key employees and directors with a stake in the future of the Company aligning management with the Company’s stockholders. The Board of Directors relies upon the 2008 Plan as one of the benefits necessary to attract and retain highly qualified and motivated employees. Equity is a significant component of total compensation for employees. If fewer equity awards were granted to employees and directors, the Company would need to provide compensation in other forms to provide a total compensation package that is competitive with other companies without appropriate consideration given to the management of the business. Moreover, the Compensation Committee and Board believe that fewer grants would not sufficiently align management with the Company’s stockholders. Based upon management’s estimates of the number of shares expected to be issued under the 2008 Plan, the Board of Directors believes it is in the Company’s best interests to amend the 2008 Plan to provide for the increase in shares available for purchase thereunder so that the Company may continue to attract and retain the services of qualified key employees by providing employees an opportunity to purchase shares of the Company’s Common Stock through the 2008 Plan, to motivate them to increase stockholder value, and to align management with the Company’s stockholders generally.

In order to address potential concerns regarding the number of options or stock awards the Company intended to grant in a given year, the Board of Directors committed to the Company’s stockholders that for fiscal years 2010 through 2012 the Company would not grant during such three fiscal years a number of shares subject to options or stock awards to employees or non-employee directors, such that the average number of shares granted in each of such fiscal years over such three-year period was greater than 4.02% of the average number of shares of the Company’s common stock that were outstanding at the end of each of such three fiscal years. The burn rate was calculated by averaging the permissible burn rates for 2009 and 2010, which was 4.39% and 3.65%, respectively. This limitation did not apply to awards settled in cash as opposed to the delivery of shares of the Company’s common stock and awards under plans assumed in acquisitions. For purposes of calculating the number of shares granted in a fiscal year with respect to this commitment, stock awards counted as equivalent to 1.53 option shares. The Company calculated its burn rate by dividing its awards granted by the weighted average basic common shares outstanding.

The following discussion summarizes the material terms of the 2008 Plan. This discussion does not comport to be complete and is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

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Administration

The 2008 Plan is administered by the Management Development & Compensation Committee (the “Compensation Committee”), or such other committee appointed by the Board of Directors, which shall consist of at least two or more members of the Company’s Board of Directors. Each director, while serving as a member of the Compensation Committee, must satisfy the requirements for a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal securities exchange on which the Common Stock is traded or listed, the Compensation Committee may delegate, by means of an express resolution that sets forth the requirements and limitations relating to the delegation and the procedure to be followed to grant any awards under the 2008 Plan, to (1) a committee of one or more directors of the Company any of the authority of the Compensation Committee under the 2008 Plan, including the right to grant, cancel or suspend awards made under the 2008 Plan and (2) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant awards under the 2008 Plan to key employees who are not directors or executive officers of the Company and the authority to take action on behalf of the Compensation Committee pursuant to the 2008 Plan to cancel or suspend awards under the 2008 Plan to key employees who are not directors or executive officers of the Company.

All grants under the 2008 Plan will be evidenced by a certificate (an “Award Agreement”) that will incorporate such terms and conditions as the Compensation Committee deems necessary or appropriate.

Coverage Eligibility and Annual Grant Limits

The 2008 Plan provides for the issuance to key employees and directors of awards (each, an “Award”) consisting of stock options (“Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), stock grants (“Stock Grants”) and, solely to key employees, performance units (“Performance Units”). A key employee is any employee of the Company or any subsidiary, parent or affiliate of the Company designated by the Compensation Committee who, in the judgment of the Compensation Committee, acting in its absolute discretion, is key directly or indirectly to the success of the Company. While all employees are highly valued, for purposes of the Plan, the Company estimates that there are currently approximately 50 key employees. No key employee in any calendar year may be granted an Option to purchase more than 500,000 shares of Common Stock, SARs with respect to more than 500,000 shares of Common Stock, and Stock Grants and Restricted Units that are intended to comply with the requirements of Section 162(m) of the Code representing more than 350,000 shares of Common Stock.

Shares Reserved for Issuance Under the 2008 Plan

Subject to adjustment as described under “Adjustment for Change in Capitalization” and “Mergers” below, there are 6,855,000 shares of Common Stock authorized for issuance under the 2008 Plan, all of which may be subject to ISOs (as defined herein), less one share of Common Stock for every one share of Stock that was subject to an option or stock appreciation right granted after December 31, 2007 under the Company’s 2001 Incentive Stock Plan (the “2001 Plan”) and one and one-half shares of Common Stock for every one share of Common Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2007 under the 2001 Plan. Any shares issued under the 2008 Plan may consist, in whole or in part, of authorized and unissued shares of Common Stock, treasury shares of Common Stock or shares of Common Stock purchased in the open market or otherwise. Currently, no more than 500,000 shares of Common Stock in the aggregate may be subject to Awards granted to directors. If the stockholders approval Proposal 5 at the 2013 Annual Meeting, the aggregate number of shares of Common Stock that may be subject to Awards granted to directors will be 800,000. Any shares of Common Stock that are issued subject to Awards of Options or SARs will be counted against this limit as one share of Common Stock for every one share of Common Stock granted. Any shares of Common Stock that are issued subject to Awards other than Options or SARs will be counted against this limit as 1.5 shares of Common Stock for every one share of Common Stock granted. Upon stockholder approval in 2010, no further awards were made under the 2001 Plan.

If any shares of Common Stock subject to an Award, or after December 31, 2007 an award under the 2001 Plan, are forfeited or expire or any Award, or after December 31, 2007 an award under the 2001 Plan, is settled for cash (in whole or in part), the shares of Common Stock subject to such Award or award under the 2001 Plan become, to the extent of the forfeiture, expiration or cash settlement, available for issuance under the 2008 Plan as described in the next paragraph. The following shares of Common Stock are not be added to the shares of Common Stock authorized for grant as described above: (1) shares of Common Stock tendered by a key employee or director or withheld by the Company in payment of the purchase price of an Option, (2) shares of Common Stock tendered by a key employee or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award under the 2001 Plan, and (3) shares of Common Stock subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise thereof.

Any shares of Common Stock that again become available for grant pursuant to the 2008 Plan are added back as one share of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to Options or SARs granted under the 2008 Plan or options or stock appreciation rights granted under the 2001 Plan, and as one and one-half shares of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to Awards other than Options or SARs granted under the 2008 Plan or awards other than options or stock appreciation rights granted under the 2001 Plan.

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Shares of Common Stock under Awards made in substitution or exchange for awards granted by a company acquired by the Company or any affiliate or subsidiary, or with which the Company or any affiliate or subsidiary combines, do not reduce the shares of Common Stock authorized for grant under the 2008 Plan. Additionally, in the event that a company acquired by the Company or any affiliate or subsidiary or with which the Company or any affiliate or subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of that pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2008 Plan and will not reduce the shares of Common Stock authorized for grant under the 2008 Plan; provided that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company, an affiliate or a subsidiary prior to such acquisition or combination.

Options

The Compensation Committee acting in its absolute discretion has the right to grant Options to key employees and directors to purchase shares of Common Stock. Each grant shall be evidenced by an option certificate setting forth whether the Option is an incentive stock option (“ISO”), which is intended to qualify for special tax treatment under Section 422 of the Code, or a non-qualified incentive stock option (“Non-ISO”). Each Option granted under the 2008 Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the exercise price specified in the related option certificate. At the discretion of the Compensation Committee, the option certificate can provide for payment of the exercise price either in cash, by check, or in Common Stock and which is acceptable to the Compensation Committee or in any combination of cash, check and such Common Stock. The exercise price may also be paid (1) through any cashless exercise procedure which is acceptable to the Compensation Committee or its delegate and which is facilitated through a sale of Common Stock, (2) with the consent of the Compensation Committee, by withholding Common Stock otherwise issuable in connection with the exercise of the Option, and (3) through any other method specified in an Award Agreement.

The terms and conditions of each Option granted under the 2008 Plan will be determined by the Compensation Committee, but no Option will be granted at an exercise price which is less than the fair market value of the Common Stock on the grant date (generally, the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded or listed on the date the Option is granted or, if there was no closing price on that date, on the last preceding date on which a closing price was reported). In addition, if the Option is an ISO that is granted to a 10% stockholder of the Company, the Option exercise price will be no less than 110% of the fair market value of the shares of Common Stock on the grant date. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the option price shall not be reduced after the Option is granted, an Option may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded.

No Option granted to an employee of the Company or any subsidiary of the Company may be exercisable before the expiration of one year from the Option grant date (but it may become exercisable pro rata over such time), except in accordance with the 2008 Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No Option may be exercisable more than 10 years from the grant date, or, if the Option is an ISO granted to a 10% stockholder of the Company, it may not be exercisable more than five years from the grant date. Moreover, no Option will be treated as an ISO to the extent that the aggregate fair market value of the Common Stock subject to the Option (determined as of the date the ISO was granted) which would first become exercisable in any calendar year exceeds $100,000. The Compensation Committee may not, as part of an Option grant, provide for an Option reload feature whereby an additional Option is automatically granted to pay all or a part of the Option exercise price or a part of any related tax withholding requirement.

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Stock Appreciation Rights

SARs may be granted by the Compensation Committee to key employees and directors under the 2008 Plan, either as part of an Option or as stand-alone SARs. The terms and conditions for a SAR granted as part of an Option will be set forth in the related option certificate while the terms and conditions of a stand-alone SAR will be set forth in a related SAR certificate. SARs entitle the holder to receive an amount (in cash, Common Stock, or a combination of cash and Common Stock as determined by the Compensation Committee) equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the initial stock price specified in the option certificate or SAR certificate (the “SAR Value”), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for a SAR will be no less than the fair market value of a share of Common Stock as determined on the grant date in accordance with the 2008 Plan. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the SAR Value will not be reduced after the SAR is granted, a SAR may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded. In no event may a SAR granted to an employee of the Company or a subsidiary of the Company be exercisable before the expiration of one year from the SAR grant date (but it may become exercisable pro rata over such time), except in accordance with the 2008 Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No SAR may be exercisable more than 10 years from the grant date.

Restricted Stock Units

The Compensation Committee acting in its absolute discretion shall have the right to grant Restricted Units to key employees and directors and may prescribe that vesting of any or all of the Restricted Units shall be subject to the achievement of one or more performance objectives, including the Performance Goals set forth in the 2008 Plan. The value of each Restricted Unit corresponds to the fair market value of a share of Common Stock. The terms and conditions will be set forth in the related restricted unit certificate. Grants of Restricted Units subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for grants of Restricted Units under the 2008 Plan. Restricted Units subject to the achievement of performance objectives will not become vested less than one year from the date of grant. There will be no adjustment to Restricted Units for dividends paid by the Company, except for adjustments made by the Compensation Committee as described under “Adjustment for Change in Capitalization” below.

Unless a key employee or director has made a deferral election in accordance with the 2008 Plan, upon vesting of a Restricted Unit, the key employee or director will receive payment from the Company in shares of Common Stock issued under the 2008 Plan equal to the number of vested Restricted Units and the Restricted Units will then be automatically cancelled. The Compensation Committee in its absolute discretion may permit a key employee or director to elect to defer the receipt of the delivery of shares of Common Stock that would otherwise be due upon the vesting of Restricted Units; provided that such election is made in accordance with Section 409A of the Code.

Stock Grants

A Stock Grant may be made by the Compensation Committee to key employees and directors under the 2008 Plan. The terms and conditions for a Stock Grant made will be set forth in the related stock grant certificate and will be determined by the Compensation Committee acting in its sole discretion. The Compensation Committee may make the issuance of Common Stock under a Stock Grant subject to the satisfaction of one or more employment, performance, purchase or other conditions and may make the forfeiture of Common Stock issued pursuant to such a grant subject to similar conditions. The Compensation Committee may, at the time a Stock Grant is made, prescribe corporate, divisional, and/or individual Performance Goals to all or any portion of the shares subject to the Stock Grant. Performance Goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria. Upon the satisfaction of any applicable forfeiture conditions and Performance Goals, the shares underlying the Stock Grant will be transferred to the key employee or director. Stock Grants subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for Stock Grants under the 2008 Plan. Stock Grants subject to the achievement of performance conditions will not become vested less than one year from the date of grant. Unless otherwise provided in the Award Agreement, cash dividends paid on the Common Stock will be distributed to the holder of a Stock Grant, and any stock dividends on the Common Stock will be subject to the same forfeiture conditions as the shares subject to the Stock Grant.

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Performance Units

Performance Units may be granted to key employees under the 2008 Plan. The terms and conditions for the Performance Units, including the Performance Goals, the performance period and a value for each Performance Unit (or a formula for determining such value), shall be established by the Compensation Committee acting in its sole discretion and shall be set forth in a written agreement covering such Performance Units. The Compensation Committee shall specify corporate, division and/or individual Performance Goals which the key employee must satisfy in order to receive payment for such Performance Unit. If the Performance Goals are satisfied, the Company shall pay the key employee an amount in cash equal to the value of each Performance Unit at the time of payment. In no event shall a key employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

Performance Goals

Performance Goals for an award of Performance Units or a Stock Grant that is intended to satisfy the requirements of Section 162(m) of the Code shall be based on achieving specified levels of one or any combination of the Performance Goals (with respect to the Company on a consolidated basis, by division, segment and/or business unit) set forth in the 2008 Plan, including net sales; revenue; revenue growth or product revenue growth; operating income; pre- or after-tax income; earnings per share; net income; return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings; economic value-added models or equivalent metrics; enterprise value metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share; return on capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; specific and objectively determinable regulatory achievements; and implementation, completion or attainment of specific and objectively determinable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. The Performance Goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary. The Compensation Committee may express any goal in alternatives, such as including or excluding (a) any acquisitions, dispositions, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Non-Transferability

No Award will be transferable by a key employee or director other than by will or the laws of descent and distribution, and any Option or SAR will (absent the Compensation Committee’s consent) be exercisable during a key employee’s or director’s lifetime only by the key employee or director, except that the Compensation Committee may provide in an Award Agreement that a key employee or director may transfer an award to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Compensation Committee.

Amendments to the 2008 Plan

The 2008 Plan may be amended by the Board to the extent that it deems necessary or appropriate (but any amendment relating to ISOs will be made subject to the limitations of Code Section 422), except that no amendment will be made without stockholder approval to the extent required under applicable law or exchange rule and no amendment may be made to the change in control provisions of the 2008 Plan described below under “Change in Control” on or after the change in control date if it would adversely affect any rights that would otherwise vest on that date. The Board may suspend granting Awards or may terminate the 2008 Plan at any time. The Board may not unilaterally modify, amend or cancel any Award previously granted without the consent of the holder of such Award, unless there is a dissolution or liquidation of the Company or in connection with certain corporate transactions.

Adjustment for Change in Capitalization

The number, kind, or class of shares of Common Stock reserved for issuance under the 2008 Plan, the annual grant limits, the number, kind or class of shares of Common Stock subject to Options, Stock Grants or SARs granted under the 2008 Plan and the exercise price of Options and the SAR Value of SARs granted shall be adjusted by the Compensation Committee in an equitable manner to reflect any change in the capitalization of the Company (including stock dividends or stock splits).

Mergers

The Compensation Committee as part of any transaction described in Code Section 424(a) shall have the right to adjust (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the 2008 Plan, the annual grant limits, and the number, kind or class of shares of Common Stock subject to Option and SAR grants and Stock Grants previously made under the 2008 Plan and the related exercise price of the Options and the SAR Values and, further, shall have the right to make (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) Option and SAR grants and Stock Grants to effect the assumption of, or the substitution for, option, stock appreciation right and stock grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

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Change in Control

Assumption or Substitution of Certain Awards. Unless otherwise provided in an Award Agreement, in the event of a Change in Control (as defined in the 2008 Plan) in which the successor company assumes or substitutes for an Option, Restricted Unit, SAR, or Stock Grant, if a key employee’s employment with the successor company (or a subsidiary thereof) terminates under the circumstances specified in the Award Agreement within 24 months following the Change in Control: (1) Options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), and (2) restrictions, limitations and other conditions applicable to Restricted Units and Stock Grants shall lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

Non-Assumption or Substitution of Certain Awards. Unless otherwise provided in an Award Agreement, in the event of a Change in Control in which the successor company does not assume or substitute for an Option, Restricted Unit, SAR, or Stock Grant: (1) those Options and SARs outstanding as of the date of the Change in Control that are not assumed or substituted for will immediately vest and become fully exercisable, and (2) restrictions and deferral limitations on Restricted Units and Stock Grants that are not assumed or substituted for will lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control: (1) Options and SARs outstanding as of the date of the Change in Control will be cancelled and terminated without payment if the fair market value of one share of Common Stock as of the date of the Change in Control is less than the Option Price or SAR Value, and (2) all Performance Units will be considered to be earned and payable (either in full or pro rata based on the portion of performance period completed as of the date of the Change in Control), and any limitations or other restriction will lapse and the Performance Units will be immediately settled or distributed.

Termination of Certain Awards. The Compensation Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and SAR outstanding will terminate within a specified number of days after notice to the key employee or director, and/or that each key employee or director will receive, with respect to each share of Common Stock subject to an Option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the Change in Control over the Option Price or the SAR Value, as applicable, payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine.

Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to Awards under the 2008 Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the option exercise price as an item of adjustment in computing the key employee’s alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of the exercise of the ISO, a subsequent disposition of the Common Stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and exercise price. The Company will not be entitled to any federal income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take a federal income tax deduction at either the grant or the exercise of an ISO.

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If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price or (2) the amount realized upon disposition of the Common Stock over the exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

Non-ISOs. A key employee or director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or director generally will recognize ordinary income and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Upon a subsequent sale of the Common Stock by the key employee or director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

SARs. A key employee or director will not recognize any taxable income upon the grant of a SAR, and the Company will not be entitled to take an income tax deduction at the time of such grant. A key employee or director will recognize ordinary income for federal income tax purposes upon the exercise of a SAR under the 2008 Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee or director will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee or director receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

Restricted Units. A key employee or director generally will not recognize income for federal income tax purposes upon the grant of a Restricted Unit. If the terms of a Restricted Unit satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the amount of cash paid at the time of payment. However, if the terms of a Restricted Unit fail to satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the value of his or her Restricted Unit at the time of his or her interest in the unit is no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.

Stock Grants. A key employee or director generally will recognize ordinary income for federal income tax purposes when such individual’s interest in a Stock Grant is no longer subject to a substantial risk of forfeiture. Such income will equal the excess of the then fair market value of the Common Stock subject to such Stock Grant over the purchase price, if any, paid for such stock. The Company generally will be entitled to a federal income tax deduction. n an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if the Company satisfies the applicable federal income tax reporting requirements.

Performance Units. A key employee or director generally will not recognize income for federal income tax purposes upon the grant of a Performance Unit. If the terms of a Performance Unit satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the amount of cash paid at the time of payment. However, if the terms of a Performance Unit fail to satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the value of his or her Performance Unit at the time of his or her interest in the unit is no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.

Code Section 162(m). Code Section 162(m) imposes a $1 million deduction limitation on the compensation paid to a public company’s most senior executives unless the compensation meets one of the exceptions to this limitation. One exception is for option grants made at fair market value. Another exception is for grants which are made subject to the satisfaction of one or more Performance Goals which are set in accordance with Code Section 162(m) and which are forfeited if there is a failure to satisfy those Performance Goals. The 2008 Plan has been designed so that the Compensation Committee can make grants which can satisfy the requirements for these exceptions.

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Vote Required and Recommendation of the Board of Directors

Approval of the amendment to the 2008 Plan requires the affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE AMENDMENT TO THE 2008 PLAN.

* * * * *

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board of Directors has determined that, except for Richard M. Smith, each of its current directors is independent within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.

Board Leadership

After careful consideration, in January 2011, the Board of Directors determined that the best leadership structure for the Company was to separate the leadership roles of Chairman and Chief Executive Officer. The Board of Directors believes that this structure is optimal for the Company because it permits the Chairman to deal with the Company’s various stockholders while permitting the CEO to focus more on the Company’s business. The Governance and Nominating Committee and the Board continue to review the issue of the separation of the office of Chairman and CEO periodically to determine whether, based on the relevant facts and circumstances at such future times, such separation serves the best interests of the Company and its stockholders. Given the separation of these roles, we do not have a lead independent director.

The Board of Directors believes that the independent directors provide effective oversight of the Company’s management. Moreover, in addition to the oversight and feedback provided by the independent directors during the course of our Board of Directors’ meetings, our independent directors have regular executive sessions at both the Board and Committee levels. Following an executive session of independent directors, a presiding director acts as a liaison between the independent directors and the Chairman of the Board regarding any specific feedback or issues, provides the Chairman of the Board with input regarding agenda items for Board of Directors and Committee meetings, and coordinates with the Chairman of the Board regarding information to be provided to the independent directors in performing their duties.

On March 5, 2012, Louis T. DiFazio resigned as a director for personal reasons, and on the same date, upon the acceptance of his resignation, the Board of Directors reduced the number of directors from ten to nine. Upon accepting Mr. Friedman’s resignation, which became effective April 18, 2012, the Board of Directors reduced the number of directors from nine to eight.

Board Role in Risk Oversight

The Board of Directors has risk management oversight responsibility for the Company and administers this responsibility both directly and with assistance from its committees. The Board of Directors and its committees regularly review material financial, compensation, compliance and, to a lesser degree operational, risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for reviewing with management the Company’s major financial and other operational risk exposures and the steps management has taken to monitor, and where appropriate, mitigate risks associated with those exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. For example, our Senior Vice President and General Counsel reports to the Audit Committee with respect to compliance with our risk management policies. The Audit Committee also performs a central oversight role with respect to financial risks and together with the Governance and Nominating Committee addresses compliance risks, and reports on its findings at each regularly scheduled meeting of the Board. The Management Development and Compensation Committee considers risk that may arise as a result of or otherwise in connection with the design of the Company’s compensation programs for our executives. The Governance and Nominating Committee annually reviews the Company’s corporate governance guidelines and their implementation. Each committee regularly reports to the Board.

Board Diversity

The Nominating and Corporate Governance Committee believes that diversity of backgrounds and viewpoints is a key attribute for directors. The Board does not have a formal diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

Board and Committee Self-Assessments

The Governance and Nominating Committee oversees an annual evaluation process, whereby each director evaluates the Board as a whole and each member of the standing committees of the Board evaluates the committees on which he or she serves. After these evaluations are complete, the results are compiled, analyzed and discussed by the Board and each committee and with each individual director, as applicable, and, if necessary, action plans are developed.

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Board Meetings; Annual Meeting Attendance

The Board of Directors held a total of fifteen meetings during 2012. During such period, each director attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which the director served that were held during the applicable period of service. The Company expects each member of the Board of Directors to attend its annual meeting absent a valid reason, such as a schedule conflict. Typically, the Board holds a meeting directly following each annual meeting of stockholders. However, in 2012, the Company changed the date of its Board meeting to a time not directly adjacent to the annual meeting. As a result of the change in itineraries, all but three of the directors attended the annual meeting of stockholders held on May 1, 2012.

Executive Sessions

Independent, non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not employees of the Company. The Company’s non-management directors consist of all of its current directors other than Mr. Smith. An executive session of the Board of the Company’s non-management directors is generally held in conjunction with each regularly scheduled Board of Directors meeting. In addition, regular executive sessions of non-management directors are held generally at the conclusion of each audit committee meeting. Additional executive sessions may be called at the request of the Board of Directors or the non-management directors.

Board Committees

The Company has standing Audit, Governance and Nominating, Management Development and Compensation, and Corporate Strategy Committees. Each committee is comprised solely of independent directors. Membership in each committee is as follows:

Management
	Governance and	Development and	Corporate
Audit Committee	Nominating Committee	Compensation	Strategy Committee
Myron Z. Holubiak	Charlotte W. Collins*	Charlotte W. Collins	Myron Z. Holubiak
David R. Hubers	Samuel P. Frieder	Samuel P. Frieder	David R. Hubers*
Richard L. Robbins Ω *	Myron Z. Holubiak	Myron Z. Holubiak	Stuart A. Samuels
Gordon H. Woodward	David R. Hubers	Stuart A. Samuels*	Gordon H. Woodward
Richard L. Robbins

Ω	Designates Audit Committee Financial Expert.

*	Designates committee chairperson.

The Company has adopted a written charter for each of the committees. Stockholders may access a copy of the charter for each of the Audit Committee, the Governance and Nominating Committee and the Management Development and Compensation Committee on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance.”

Audit Committee

Each member of the Audit Committee satisfies the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company’s Board of Directors has determined that Richard L. Robbins is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee is responsible, among its other duties, for overseeing the process of accounting and financial reporting of the Company and the audits of the financial statements of the Company; appointing, retaining and compensating the Company’s independent auditors; pre-approving all audit and non-audit services by the Company’s independent auditors; reviewing the scope of the audit plan and the results of each audit with management and the Company’s independent accountants; reviewing the internal audit function; reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures; and reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the Commission. During 2012, the Audit Committee held four meetings.

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Governance and Nominating Committee

Each member of the Governance and Nominating Committee is “independent” as set forth in Rule 4200(a)(15) of the NASDAQ listing standards. The Governance and Nominating Committee’s functions include recommending to the Board of Directors the number and names of proposed nominees for election to the Board of Directors at the Company’s Annual Meeting of Stockholders; identifying and recommending nominees to fill expiring and vacant seats on the Board of Directors; reviewing on an annual basis committee and Board of Directors performance and recommending changes to the Board of Directors. Except as may be required by rules promulgated by the NASDAQ Global Market or the Commission, it is the current sense of the Governance and Nominating Committee that there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In evaluating the suitability of potential nominees for election as members of the Board of Directors, the Governance and Nominating Committee will take into consideration the current composition of the Board of Directors, including expertise, diversity, and balance of inside, outside and independent directors, as well as the general qualifications of the potential nominees, by the committee including personal and professional integrity, ability and judgment and such other factors deemed appropriate. The Governance and Nominating Committee will evaluate such factors, among others, and does have requirements as to any particular weighting or priority of these factors. While the Governance and Nominating Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board of Directors that is predominantly independent and is comprised of directors who (i) are of high integrity, (ii) have qualifications that will increase the overall effectiveness of the Board of Directors, including expertise and knowledge in various disciplines relevant to the Company’s business and/or operations, and (iii) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. The Governance and Nominating Committee considers recommendations for nominations from any reasonable and credible source, including officers and directors as well as from stockholders of the Company who comply with the procedures set forth in the Company’s By-Laws. See the section below entitled “Stockholder Proposals.” The Governance and Nominating Committee evaluates all reasonable and credible stockholder recommended candidates on the same basis as any other candidate. When appropriate, the Governance and Nominating Committee may retain executive recruitment firms to assist in identifying suitable candidates. The Governance and Nominating Committee also reviews the Company’s corporate governance, compliance and ethics guidelines, and oversees the annual evaluation of the Board of Directors and management of the Company. The Governance and Nominating Committee held eight meetings during 2012.

Management Development and Compensation Committee

The Management Development and Compensation Committee (the “Compensation Committee”) reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. From time to time, the Compensation Committee utilizes compensation consultants to assist the Committee. Each member of the Compensation Committee is “independent” as set forth in Rule 4200(a)(15) of the NASDAQ listing standards. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior executives; and oversees the 2008 Plan, the 2001 Incentive Stock Plan (the “2001 Plan”) the 1996 Incentive Stock Plan (the “1996 Plan”) and the 1996 Non-Employee Directors Stock Incentive Plan (the “Directors Plan”). Upon stockholder approval of the 2008 Plan no further grants were made under the 2001 Plan; however, if any shares of Common Stock subject to an award under the 2001 Plan are forfeited or expire, the shares of Common Stock subject to such award will, to the extent of the expiration or forfeiture again be available for issuance under the 2008 Plan, subject to certain limitations as described in the 2008 Plan. The Compensation Committee also administers the Chronimed Stock Options Plans, which were assumed by the Company in connection with its merger with Chronimed Inc. in 2005, and the BioScrip/CHS 2006 Equity Incentive Plan, as amended (the “CHS Plan”), which was assumed and adopted by the Company in connection with its acquisition of CHS in March 2010. In connection with the assumption and adoption of the CHS Plan, certain options issued under the under CHS Plan held by the five most senior executives of CHS were converted into the right to purchase 716,086 shares of the Company’s Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled at the closing of the acquisition of CHS. As of March 7, 2013, there were 1,720,528 shares of common stock remaining available under the CHS Plan for grant to current employees of the Company who are former employees of CHS and to employees of Company hired after the date of the acquisition of CHS. The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for executive officers and other significant positions within the Company. The Compensation Committee also oversees management succession planning. The Compensation Committee has authority to obtain advice and seek assistance from internal and external accounting and other consultants and advisers, to directly supervise their work and to determine the extent of funding necessary for the payment of any such consultant or advisor retained to advise it. During 2012, the Compensation Committee held nine meetings.

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Corporate Strategy Committee

The Company also has a Corporate Strategy Committee. The Chief Executive Officer generally participates in each meeting of the Corporate Strategy Committee. The Corporate Strategy Committee currently consists of the following Board members: Messrs. Holubiak, Hubers, Samuels and Woodward. Members of the Corporate Strategy Committee are not required to be independent directors. The purpose of the Corporate Strategy Committee is to oversee the development and implementation of the Company’s corporate strategy and to assess strategic opportunities, including acquisitions and divestitures as they arise from time to time. During 2012 the Corporate Strategy Committee held ten meetings.

Code of Ethics

The Company is committed to having sound corporate governance principles and has adopted a Code of Business Conduct and Ethics for its principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. The Company’s Code of Business Conduct and Ethics for its directors and officers is available on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance” (the contents of such website are not incorporated into this proxy statement). If any waivers of the Code of Business Conduct and Ethics are granted to the principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, or if any material amendment is made to the code, the Company will disclose the nature of such amendment or waiver on the Company’s website under the heading “Investors – Corporate Governance.” In addition, the Board has adopted a general code of ethics that is applicable to all of the Company’s employees and directors.

The Audit Committee has adopted a whistleblower policy in compliance with Section 806 of the Sarbanes-Oxley Act. The whistleblower policy allows employees to confidentially submit a good faith complaint regarding accounting or audit matters to the Audit Committee and management without fear of dismissal or retaliation. This policy, as well as a copy of the Company’s code of ethics, was distributed as part of the Company’s Legal and Ethical Compliance Manual to all employees for signature and signed copies are on file in the Compliance Department.

Stockholder Communications with the Board of Directors

The Board provides a process for shareholders and other interested parties to send communications to the Board or any of the directors. Interested parties may communicate with the Board or any of the directors by sending a written communication to BioScrip, Inc., c/o Corporate Secretary at 100 Clearbrook Road, Elmsford, NY 10523. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors to whom such communication is addressed.

Review, Approval or Ratification of Transactions with Related Persons

In accordance with the terms of the Company’s Audit Committee Charter, the Audit Committee is required to review and approve all related person transactions on an ongoing basis. A related person transaction, as defined in Item 404(a) of Regulation S-K, is any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of the Company’s executive officers, directors, director nominees, or 5% stockholders (or their immediate family members) has a direct or indirect material interest. During 2012 there were no related person transactions in conflict with the Company’s policies with respect to related party transactions.

Compensation of Directors

Following is the schedule of directors’ fees for 2012:

Position on the Board and Committees	Fee
Non-management director retainer fee	$50,000 annually
Additional retainer fee for Chairman of the Board	$50,000 annually
Fee for each Board committee on which a non-management director serves (other than the Chairman of the Board)	$5,000 annually
Additional fee for serving as Chair of the Audit Committee	$15,000 annually
Additional fee for serving as Chair of the Governance and Nominating Committee, the Compensation Committee or the Corporate Strategy Committee	$10,000 annually
Fee for service on a special committees of the Board	On a case by cases basis, as determined by the Board

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All of the above fees are paid quarterly. In addition to the cash compensation detailed above, each Director is to receive an annual restricted stock award of 10,000 shares of Common Stock. All Board members are also reimbursed for expenses incurred in connection with attending such meetings.

The table below sets forth all compensation earned by the Company’s non-employee directors in 2012.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Total ($)
Charlotte W. Collins	70,000	75,200	145,200
Samuel P. Frieder (3)	57,500	75,200	132,700
Myron Z. Holubiak	87,500	75,200	162,700
David R. Hubers	67,500	75,200	142,700
Richard L. Robbins	72,500	75,200	147,700
Stuart A. Samuels	70,000	75,200	145,200
Gordon H. Woodward (3)	60,000	75,200	135,200

(1)	The fees shown include the annual retainer fee paid to each non-employee director, committee member and chairman based upon the above schedule of fees for 2012.
(2)	Value of stock and option awards determined in accordance with FASB ASC Topic 718 and represents aggregate grant date fair value. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the Commission on March 15, 2013.
(3)	Fees due to Messrs. Frieder and Woodward are paid directly to Kohlberg & Co. by the Company. Kohlberg & Co. received $117,500 for board services as part of services provided under a stockholders’ agreement, dated as of January 24, 2010, by and among BioScrip, Inc., Kohlberg Investors V, L.P., Kohlberg Partners V, L.P., Kohlberg Offshore Investors V, L.P., Kohlberg TE Investors V, L.P., KOCO Investors V, L.P., Robert Cucuel, Mary Jane Graves, Nitin Patel, Joey Ryan, Colleen Lederer, Blackstone Mezzanine Partners II L.P., Blackstone Mezzanine Holdings II L.P., and S.A.C. Domestic Capital Funding, Ltd.
(4)	Each continuing director received a grant of 10,000 shares of restricted Common Stock on May 7, 2012 for annual service as a director. The following stock and option awards were outstanding at fiscal year end. The 2012 restricted Common Stock awards vest on May 7, 2013 for each non-employee director:

	Unvested
	Restricted Stock
	Awards	Option Awards
	Outstanding at	Outstanding at
	Fiscal	Fiscal
Name	Year End	Year End
Charlotte W. Collins	10,000	35,000
Samuel P. Frieder	10,000	—
Myron Z. Holubiak	10,000	36,200
David R. Hubers	10,000	36,200
Richard L. Robbins	10,000	25,000
Stuart A. Samuels	10,000	36,200
Gordon H. Woodward	10,000	—

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the process of accounting and financial reporting of the Company and the audits and financial statements of the Company. The Audit Committee operates pursuant to a written charter which is reviewed annually by the Audit Committee. As set forth in the Audit Committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Company’s Audit Committee reviewed and discussed with the Company’s management and the Company’s independent auditors the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee also discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees , as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described in the preceding paragraph above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Commission.

Submitted by the Audit Committee:

Richard L. Robbins, Chairman

Myron Z. Holubiak

David R. Hubers

Gordon H. Woodward

* * * * *

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. Each member of the Compensation Committee is “independent” as set forth in Rule 4200(a)(15) of the NASDAQ listing standards. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior executives; and oversees the 2008 Plan, the 2001 Plan, the 1996 Plan and the Directors Plan, the Chronimed Stock Options Plans, and the CHS Plan. The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for executive officers and other significant positions within the Company.

The Compensation Committee, from time to time, utilizes compensation consultants to assist the Committee with:

•	compensation benchmarking;

•	incentive plan design and grant levels;

•	current and anticipated trends in executive compensation; and

•	compliance with executive compensation regulations.

Objectives of the Company’s Compensation Program

The Compensation Committee adheres to the following three principles in discharging its responsibilities:

•	Overall compensation programs should be structured to ensure our ability to attract, retain, motivate and reward those individuals who are best suited to achieving the desired performance results, both long-term and short-term, while taking into account the roles, duties and responsibilities of individuals and their respective departments.

•	There should be a strong link between executive officer compensation and the Company’s short-term and long-term financial performance.

•	Annual bonuses and long-term incentive compensation for senior management and key employees should be “at risk,” or based upon the satisfactory achievement of pre-established financial or other performance related goals and objectives.

In determining compensation, the Compensation Committee considers the compensation levels, programs and practices of certain companies in the healthcare industry to assure that our programs are market competitive. In determining compensation, the Compensation Committee considers the compensation levels, programs and practices of certain companies in the healthcare industry to assure that our programs are market competitive. The Compensation Committee reviews and periodically adjusts the peer group it uses in making compensation decisions. In the second half of 2008, a peer group review was undertaken with the assistance of Frederick W. Cook, which also used national surveys to provide the Compensation Committee with additional benchmark information. In early 2009, the peer group was reviewed, and no changes were made to the companies that comprised the peer group for 2010. The peer group companies used for determining 2012 compensation were as follows:

Almost Family	Gentiva Health Services, Inc.	Pharmerica Corporation
Amedisys	LHC Group	PSS World Medical, Inc.
Catalyst Health	Lincare Holdings, Inc.	SXC Health
Centene Corporation

In 2012, with the assistance of Frederick W. Cook, the Compensation Committee reviewed the composition of the Company’s peer group, particularly in light of the Company’s sale of its traditional and specialty pharmacy mail operations and community retail pharmacy stores. Based on Frederick W. Cook’s review and the Company’s current size, business, revenue and market capitalization, in December 2012, the Board approved a new peer group of the following companies:

Air Methods Corporation	Chemed Corporation	Healthways, Inc.
Almost Family, Inc.	Exam Works Group, Inc.	LHC Group, Inc.
Amedisys, Inc.	Gentiva Health Services, Inc.	National Healthcare Corporation
Bio-Reference Laboratories, Inc.	Hanger, Inc.	PharMerica Corporation
Catalyst Health Solutions, Inc.	Invacare Corporation	Skilled Healthcare Group, Inc.

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Management’s Role in Compensation Practices

While the Compensation Committee does not delegate to management its authority to determine executive compensation, it considers recommendations from the Chief Executive Officer and Senior Vice President Human Resources in making compensation decisions for executive officers, other than themselves. In making compensation recommendations to the Compensation Committee, the Chief Executive Officer generally considers individual, business unit, division and Company performance and comparable compensation for a similar position at other competitive companies. Compensation levels and targets, as well as performance targets and compensation ranges, are then proposed by management to the Compensation Committee which reviews the proposals, discusses them with management and from time to time the Compensation Committee’s outside consultant, and considers the benchmark data. The Compensation Committee makes final decisions on compensation. The Chairman of the Compensation Committee advises the Chief Executive Officer and Senior Vice President Human Resources of the Compensation Committee’s decisions and the Chief Executive Officer or Senior Vice President Human Resources, as applicable, and they in turn, inform other members of senior management of the decisions, as appropriate.

Stockholders’ Role in Compensation Practices

The Compensation Committee considers stockholder input when setting compensation for executive officers. At our 2012 annual meeting of stockholders, 97% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation policies. The Board of Directors and the Compensation Committee reviewed these results and determined that, given the significant level of support, no major re-examination of our executive compensation policies was necessary at this time based on the vote results. The Compensation Committee will continue to consider the outcome of the annual advisory vote to approve compensation when making future compensation decisions for the executive officers. Based on the results of the advisory vote on the frequency of advisory votes on executive compensation which was held at our 2011 annual meeting, we intend to next solicit input from our stockholders on our executive compensation at our 2014 annual meeting of stockholders.

Elements of the Executive Compensation Program

With the above principles and benchmarking data as a guide, the Compensation Committee embraces a “pay-for-performance” philosophy and has adopted compensation programs that it believes are competitive with compensation paid to executives in similar businesses with persons holding similar positions and having similar duties and responsibilities. The compensation program for executive officers consists of:

o  base salary,

o  annual cash incentive compensation, and

o  long-term incentive compensation.

Base Salary. Base salary is the only fixed component of the executive compensation program and is the only element of executive compensation not based on Company performance. The Compensation Committee reviews base salaries for executives other than the Chief Executive Officer from time to time and approves salary levels after assessing a number of factors including our performance, the executive’s performance, the executive’s scope of responsibilities, competitive compensation levels coupled with internal equity considerations, and our ability to pay. The base salary of the Chief Executive Officer is fixed pursuant to the terms of his employment agreement after benchmarking total compensation of our peer group for CEO compensation data as discussed more fully above.

Base salaries allow us to provide a competitive level of compensation in order to attract and retain superior employees. On an overall basis, base salary is targeted at the 50th percentile of the competitive market (as discussed above) for the Chief Executive Officer and his direct reports. The average base salary increase for all salaried employees was approximately 3.0%.

Performance-Based Annual Cash Incentive Compensation. We do not guarantee annual bonuses to our executives or to employees at any level. A broad group of approximately 210 management employees, including the Named Executive Officers, are eligible to participate in a performance-based annual cash incentive plan. The cash incentive plan is designed to motivate employees to continuously improve our business performance and to promote a results-oriented business culture by rewarding an executive officer’s individual performance as well as the overall Company performance for a given year. Annual cash incentive compensation is generally targeted at the median of the companies included within its selected peer group. Executive officers have an opportunity to receive annual incentive compensation under the cash incentive plan if individual, corporate and departmental or business unit goals and objectives established annually by the Compensation Committee are achieved for a given year.

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Employees eligible to participate in Company-wide cash incentive awards, including those for executives, are recommended to the Compensation Committee for approval based on an assessment by the Chief Executive Officer. If previously identified financial performance thresholds or other objective corporate goals and objectives are achieved, then an incentive award is paid to individuals for that year. Because we did not meet our financial precondition to entitlement for any cash incentive being paid in 2012, no incentive awards were earned by the Named Executive Officers for 2012. Below are the bonus targets and performance goals that were set for 2012. Note, as Interim CFO, Ms. Graves was not eligible for the Company’s employee bonus plan.

•	Richard M. Smith. The annual cash bonus for the Chief Executive Officer was targeted at 100% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Hai Tran. The annual cash bonus for the Chief Financial Officer was targeted at 80% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Vito Ponzio, Jr. The annual cash bonus for the Senior Vice President was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Russel J. Corvese. The annual cash bonus for the Senior Vice President was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	David Evans. The annual cash bonus for the Senior Vice President was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved 80 Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Patricia Bogusz. The annual cash bonus for the Vice President of Finance was targeted at 30% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of certain Adjusted EBITDA targets, with 50% of the targeted bonus amount to be paid if the Company achieved Adjusted EBITDA of $48 million, and opportunity for 100% and 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

On March 8, 2012, the Compensation Committee approved contingent cash awards in the aggregate amount of $930,000 to a total of seventeen of the Company’s executives. The awards were made in recognition of the efforts and leadership of those individuals toward accomplishing the Company’s strategic assessment to shift its primary business focus to the Infusion/Home Health Services segment of the Company’s business. Payment of the awards was subject to and made upon completion of the transaction contemplated by the Community Pharmacy and Mail Business Purchase Agreement dated as of February 1, 2012 (the “Pharmacy Services Asset Sale”) by and among Walgreen Co. (and certain subsidiaries) and the Company (and certain subsidiaries). Rick Smith and Mary Jane Graves, the Company’s interim Chief Financial Officer and Treasurer at the time, received $325,000 and $200,000, respectively, of the total amount awarded, subject to and upon the closing of the Pharmacy Services Asset Sale.

Long-Term Incentive Compensation. We have provided long-term incentives to our executive officers through the 2008 Plan and the CHS Plan, which permit the grant of various equity based awards including stock options, stock appreciation rights, restricted stock units, stock grants, and performance units. The 2008 Plan does not allow the grant of “reload” options or the repricing of stock options. Long-term incentive compensation is generally targeted at the median of the companies included within the Company’s selected peer group.

The purpose of the 2008 Plan is to promote the interests of the Company by granting equity awards to key employees in order to (i) attract and retain key employees, (ii) provide an additional incentive to each key employee to work to increase the value of the Company’s common stock, and (iii) provide each key employee with a stake in the future of the Company that corresponds to the stake of each of our stockholders. Historically stock options were the only form of long-term incentive granted as the Compensation Committee believed that stock options were the strongest tie to stock price performance and that stock options most closely aligned the interests of the executives with our stockholders.

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Since 2009, the Compensation Committee’s long-term incentive grants to key executives and employees have consisted largely of long-term incentive value in stock options. The Compensation Committee made this decision based on a number of factors, including the following: (i) the large number of outstanding stock options previously granted to management and other employees that were out of the money; (ii) the limited number of shares of stock remaining available for grant under the 2008 Plan; (iii) the terms of the 2008 Plan which provide that any grant of stock, other than options or stock appreciation rights, are counted against the pool of stock reserved for issuance under the 2008 Plan as 1.53 shares of stock for every one share of stock granted; and (iv) the lack of vesting of certain 2008 and 2009 performance based restricted stock grants which the Compensation Committee still determined to provide an appropriate level of incentive to management. As the Company experienced high growth, grants of stock options have allowed the Company to reach more employees while maintaining the Company’s burn rate that it had committed to maintaining through the end of 2012.

On March 8, 2012 the Compensation Committee approved the grant of stock options to, among other employees, five of the Named Executive Officers. The number of stock options granted to the Named Executive Officers was as follows: (i) 425,000 options to Richard M. Smith; (ii) 100,000 options to Russel J. Corvese; (iii) 100,000 options to David Evans; (iv) 100,000 options to Vito Ponzio, Jr.; (v) 100,000 options to Patricia Bogusz.

Each stock option and SAR granted had a strike price of the fair market value on the date of grant. The options vest in equal amounts, one third of the shares on the first, second and third anniversaries of the date of grant. The stock option agreements evidencing the grants each have a ten year term. The SARs vest in three equal annual installments beginning on the first anniversary of the date of grant and are exercisable, in whole or in part, to the extent the SAR has been vested, for cash in the amount, if any, by which the closing stock price on the exercise date exceeds the grant price. Upon the exercise of any SARs, the officers may be required to use the net after-tax proceeds of such exercise to purchase shares of the Common Stock in the open market and hold such shares of Common Stock for a period of not less than one year from the date of purchase, subject to the terms of the grant agreement underlying the SAR. The Compensation Committee included this requirement in order to promote long-term decision making by key executives as well as promoting stock ownership by them. The right to exercise a SAR expires on the earliest of (1) the tenth anniversary of the date of grant, (2) the date that the officer forfeits the executive’s right to exercise the SAR as a result of termination of employment, or (3) the date that the SAR is exercised in full.

Long-term incentive compensation is generally granted on an annual basis. In addition, awards may be made to new employees upon their joining the company, and to employees who are promoted during the year. In 2012, we granted long-term incentive compensation at the Board meeting held in the first quarter. Generally, executives receive only one grant per cycle or year. During fiscal years 2010 through 2012 we committed to not grant shares subject to options or stock awards under the 2008 Plan, such that the average number of shares granted in each of such fiscal years over such three-year period was greater than 4.03% of the average number of shares of our common stock that was outstanding at the end of each of such three fiscal years.

Deductibility of Compensation

In establishing pay levels for our executive officers, the Compensation Committee considers the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) on the amount of compensation deductible by the Company. Under current tax law, Section 162(m) imposes a $1.0 million limit that a publicly traded company may deduct for compensation paid to its chief executive officer and its next four most highly compensated executives. This limitation does not apply to pay that qualifies as “performance-based compensation”. In order to qualify as performance-based, compensation must, among other things, be based solely on the attainment of pre-established objective goals under a stockholder approved plan with no discretion permitted in determining award payouts.

While our annual cash incentive compensation program does not qualify as “performance-based compensation” under Section 162(m) because it provides discretion to the Compensation Committee to adjust awards up or down, the Compensation Committee generally seeks to structure long-term incentive compensation for the executive officers so as to qualify for full tax deductibility under Section 162(m). Our outstanding restricted stock grants are based on, and any future grants are expected to be based on, our achievement of pre-established performance goals. In addition, stock options granted under the 2008 Plan are exempt from the deduction limit of 162(m). The Compensation Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the executive officers when appropriate. However, the Committee reserves the right to make awards outside of these plans or to provide compensation that does not qualify for full tax deductibility under Section 162(m) when deemed appropriate.

Retirement

We maintain a qualified 401(k) plan in which all employees (including the Named Executive Officers) may participate.

Perquisites

The Company did not provide perquisites to any of its Named Executive Officers in 2012.

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Stock Ownership Policy

The Company encourages stock ownership through stock ownership guidelines in place for directors and executives and, if approved by the Company’s stockholders at the 2013 Annual Meeting, the Employee Stock Purchase Plan.

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Compensation Committee Report

Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Management Development and Compensation Committee of the Board of Directors has reviewed and discussed it with management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for the Company’s 2013 Annual Meeting of Stockholders.

Submitted by the Management Development and

Compensation Committee:

Stuart A. Samuels, Chairman

Charlotte W. Collins

Samuel P. Frieder

Myron Z. Holubiak

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Compensation Committee Interlocks and Insider Participation

Charlotte W. Collins, Samuel P. Frieder, Myron Z. Holubiak and Stuart A. Samuels, who currently comprise the Management Development and Compensation Committee, are each independent, non-employee directors of the Company. No member of the Management Development and Compensation Committee is or has been one of our officers or employees or has had any relationship with us requiring disclosure under the Commission’s rules and regulations. No executive officer (current or former) of the Company served as a director or member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on our Compensation Committee, (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of our Board, or (iv) were directly or indirectly the beneficiary of any related transaction required to be disclosed under the applicable regulations of the Exchange Act, during the year ended December 31, 2012.

Summary Compensation Table

The table below summarizes the total compensation earned by each of the Company’s Named Executive Officers in 2012, 2011 and 2010 for the years in which they served as Named Executive Officers.

Name & Principal Position	Year	Salary $	Stock Awards ($)	Option/SAR Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(2)	Total ($)

Richard M. Smith	2012	650,000	—	1,703,315	—	433,206	2,786,521
President & Chief	2011	650,000	—	406,740	—	90,791	1,147,531
Executive Officer (4)	2010	530,385	—	2,521,185	—	23,788	3,075,358

Hai Tran
Chief Financial Officer (5)	2012	238,462	—	901,840	—	27,411	1,167,713

Mary Jane Graves	2012	210,000	—	—	—	200,000	410,000
Interim CFO (6)	2011	444,375	—	418,986	—	—	863,361

Vito Ponzio, Jr.
Senior Vice President Human	2012	308,654	—	400,780	—	118,785	828,219
Resources (7)	2011	240,000	—	201,335	—	61,475	502,810

Russel J. Corvese
Former Senior Vice President	2012	290,000	—	400,780	—	85,270	776,050
Mail Order Operations (8)	2011	290,000	—	81,348	—	—	371,348

David Evans
Senior Vice President Strategic	2012	312,500	—	400,780	—	40,270	753,550
Operations (9)	2011	260,000	—	135,580	—	—	395,580

Patricia Bogusz
Vice President Finance (10)	2012	228,830	—	385,260	—	34,680	648,770

(1)	Values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the Commission on March 15, 2013.
(2)	Details regarding the amount shown can be found in the “All Other Compensation” table below and the footnotes thereto.
(3)	Includes bonus awards under the Company’s Short-term Incentive Plan.
(4)	Mr. Smith joined the Company in 2009. He served as President and Chief Operating Officer through December 31, 2010. On January 1, 2011, he assumed the role of Chief Executive Officer.
(5)	Mr. Tran joined the Company in May 2012, and so was not a named executive officer in 2011 or 2010.
(6)	Ms. Graves joined the Company in January 2011, and so was not named executive officer in 2010.
(7)	Mr. Ponzio joined the Company in January 2010, and was not a named executive officer in 2010.
(8)	Mr. Corvese was not a named executive officer in 2010.

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(9)	Mr. Evans was not a named executive officer in 2010.
(10)	Ms. Bogusz was not a named executive officer in either 2011 or 2010.

All Other Compensation

The table below and related footnote disclosure describe each component of compensation included under the column heading “All Other Compensation” in the Summary Compensation Table above.

Name	Year	Insurance Premiums ($)	Legal/ Outplacement/ Reimbursements ($)		Contingent Cash Award(4) ($)	Registrant Contributions to Defined Contribution Plans ($)(1)	Total ($)

Richard M. Smith	2012	10,270	97,936	(2)	325,000	—	433,206
	2011	—	90,791	(2)	—	—	90,791
	2010	1,365	13,848	(3)	—	8,575	23,788

Hai Tran	2012	4,740	22,671	(2)	—	—	27,411

Mary Jane Graves	2012	—	—		200,000	—	200,000
	2011	—	—		—	—	—

Vito Ponzio, Jr.	2012	6,760	82,025	(2)	30,000	—	118,785
	2011	—	61,475	(2)	—	—	61,475

Russell J. Corvese	2012	10,270	—		75,000	—	85,270
	2011	—	—		—	—	—

David Evans	2012	10,270	—		30,000	—	40,270
	2011	—	—		—	—	—

Patricia Bogusz	2012	4,680	—		30,000	—	34,680

(1)	Value of matching contributions allocated by the Company to each of the named executive officers pursuant to the Company’s 401(k) Plan. In 2011, the Company suspended its 401(k) matching contributions.
(2)	Represents commuting fees paid.
(3)	Represents legal fees paid on behalf of Mr. Smith in connection with the negotiation of his employment agreement executed in December 2010.
(4)	Cash award paid upon completion of sale of the Company’s Community Pharmacy and Mail Order business.

Grants of Plan Based Awards

In 2012, the Compensation Committee approved the grant of the following stock options to named executive officers.

Name	Grant Date		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock & Option Awards ($)(2)

Richard M. Smith	03-08-2012	(3)	425,000	6.62	1,703,315
Hai Tran	05-14-2012	(4)	200,000	7.73	901,840
Vito Ponzio, Jr.	03-08-2012	(3)	100,000	6.62	400,780
Russel J. Corvese	03-08-2012	(3)	100,000	6.62	400,780
David Evans	03-08-2012	(3)	100,000	6.62	400,780
Patricia Bogusz	03-08-2012	(3)	100,000	6.62	385,260

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(1)	Options are granted with an exercise price equal to the closing price per share of common stock on the date of grant.
(2)	Represents the total fair value, estimated as per FASB ASC Topic 718.
(3)	Represents stock options granted under the 2008 Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.
(4)	Represents stock options granted under the CHS Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options, stock appreciation rights and restricted stock by the named executive officers at December 31, 2012.

	Option/SAR Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options/ SAR (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)

Richard M. Smith	105,000	—		—	2.27	2-Jan-19	—	—	—	—
	166,667	83,333	(2)	—	9.09	27-Apr-20	—	—	—	—
	83,334	41,666	(3)	—	6.65	16-Jun-20	—	—	—	—
	133,333	66,667	(1)	—	5.70	31-Dec-20	—	—	—	—
	50,000	100,000	(4)	—	4.42	26-Apr-21	—	—	—	—
	—	425,000	(9)	—	6.62	8-Mar-22	—	—	—	—

Hai Tran	—	200,000	(10)	—	7.73	14-May-22	—	—	—	—

Vito Ponzio, Jr.	33,334	16,666	(5)	—	7.09	23-Feb-20	—	—	—	—
	8,334	16,666	(6)	—	4.24	1-Mar-21	—	—	—	—
	16,667	33,333	(4)	—	4.42	26-Apr-21	—	—	—	—
	—	100,000	(9)	—	6.62	8-Mar-22	—	—	—	—

Russel J. Corvese	35,000	—		—	7.95	24-Sep-13	—	—	—	—
	9,200	—		—	6.00	1-Jul-15	—	—	—	—
	104,858	—		—	2.47	1-Nov-16	—	—	—	—
	56,250	—		—	6.52	29-Apr-18	—	—	—	—
	75,000	—		—	2.73	28-Apr-19	—	—	—	—
	33,334	16,666	(3)	—	6.65	16-Jun-20	—	—	—	—
	10,000	20,000	(4)	—	4.42	26-Apr-21	—	—	—	—
	—	100,000	(9)	—	6.62	8-Mar-22	—	—	—	—

David Evans	40,000	—		—	1.71	20-Feb-19	—	—	—	—
	33,334	16,666	(3)	—	6.65	16-Jun-20	—	—	—	—
	16,667	33,333	(4)	—	4.42	26-Apr-21	—	—	—	—
	—	100,000	(9)	—	6.62	8-Mar-22	—	—	—	—

Patricia Bogusz	19,687	—		—	6.52	29-Apr-18	—	—	—	—
	20,000	—		—	2.73	28-Apr-19	—	—	—	—
	6,667	3,333	(7)	—	6.46	27-Jul-20	—	—	—	—
	6,667	13,333	(8)	—	4.24	1-Mar-21	—	—	—	—
	16,667	33,333	(4)	—	4.42	26-Apr-21	—	—	—	—
	—	100,000	(9)	—	6.62	8-Mar-22	—	—	—	—

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(1)	Vesting schedule is one-third vesting on December 31, 2011, one-third vesting on December 31, 2012, one-third vesting on December 31, 2013.
(2)	Vesting schedule is one-third vesting on April 27, 2011, one-third vesting on April 27, 2012, one-third vesting on April 27, 2013.
(3)	Vesting schedule is one-third vesting on June 16, 2011, one-third vesting on June 16, 2012, one-third vesting on June 16, 2013.
(4)	Vesting schedule is one-third vesting on April 26, 2012, one-third vesting on April 26, 2013 and one-third vesting on April 26, 2014.
(5)	Vesting schedule is one-third vesting on February 23, 2011, one-third vesting on February 23, 2012 and one-third vesting on February 23, 2013.
(6)	Vesting schedule is one-third vesting on March 1, 2012, one-third vesting on March 1, 2013 and one-third vesting on March 1, 2014.
(7)	Vesting schedule is one-third vesting on July 27, 2011, one-third vesting on July 27, 2012 and one-third vesting on July 27, 2013.
(8)	Vesting schedule is one-third vesting on March 1, 2012, one-third vesting on March 1, 2013 and one-third vesting on March 1, 2014.
(9)	Vesting schedule is one-third vesting on March 8, 2013, one-third vesting on March 8, 2014 and one-third vesting on March 8, 2015.
(10)	Vesting schedule is one-third vesting on May 14, 2013, one-third vesting on May 14, 2014 and one-third vesting on May 14, 2015.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock options exercised and vested stock awards by the Company’s executive officers during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)

Richard M. Smith	—	—	40,000	268,400
Hai Tran	—	—	—	—
Mary Jane Graves	—	—	66,667	336,668
Vito Ponzio, Jr	—	—	—	—
Russel J. Corvese	—	—	22,500	150,975
David Evans	—	—	6,666	44,729
Patricia Bogusz	14,000	50,572	7,875	52,841

Employment and Severance Agreements

Richard M. Smith — Employment Agreement

On December 23, 2010, the Company and Mr. Smith entered into a new employment agreement which replaced his prior severance agreement with the Company. The terms of the employment agreement provide for the employment of Mr. Smith as the Chief Executive Officer at an initial base annual salary of $650,000, which may be increased (but not decreased) at the discretion of our Board of Directors. Under that agreement, Mr. Smith is eligible to participate in the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary and contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee no later than 90 days after the commencement of each calendar year. Mr. Smith is also entitled under that agreement to vacation of up to 23 business days per calendar year, to be accrued and available in accordance with the Company’s policies for its senior executives. The Company has agreed to reimburse Mr. Smith for up to $15,000 for legal fees incurred in connection with review and negotiation of the employment agreement.

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On December 31, 2010, pursuant to the employment agreement, Mr. Smith was granted a cash denominated SAR, which is outside of the 2008 Plan, with respect to 200,000 shares of the Common Stock at a grant price equal to $5.70. The SAR will vest in three equal annual installments and will fully vest in connection with a Change of Control (as defined in the agreement). Mr. Smith may exercise this SAR, in whole or in part, to the extent the SAR has been vested and will receive in cash the amount, if any, by which the closing stock price on the exercise date exceeds the grant price. Upon the exercise of any SARs, as soon as practicable under the applicable Federal and state securities laws, Mr. Smith will be required to use the net after-tax proceeds of such exercise to purchase shares of the Common Stock from the Company at the closing stock price of the Common Stock on that date and hold such shares of Common Stock for a period of not less than one year from the date of purchase, except that he will not be required to purchase any shares of Common Stock if he exercises the SAR on or after a Change of Control of the Company. Mr. Smith’s right to exercise the SAR will expire on the earliest of (1) the tenth anniversary of the grant date, (2) the date that he forfeits his right to exercise the SAR as a result of termination of his employment, as more fully described below, or (3) the date that the SAR is exercised in full.

Under the employment agreement, Mr. Smith is subject to the provisions of a non-compete covenant, which provides that during the term of employment and for a period of one year following his termination, Mr. Smith may not directly or indirectly participate in any business that is competitive with the Company’s business. Similarly, for two years following the later of the date of his termination or the date upon which he ceases to be an affiliate of the Company, Mr. Smith may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Smith is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

If Mr. Smith’s employment is terminated due to his death, (i) his estate or beneficiaries are entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his death, (ii) all unvested stock options and SARs outstanding immediately prior to his death may be exercised by his estate for a period equal to the earlier of one year from and after the date of his death and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements), (iii) any restricted stock units granted under any bonus program or otherwise granted will vest as of the date of his death and such shares issued upon vesting will be free from restrictions on transferability and (iv) any stock grants that are subject to forfeiture will become non-forfeitable and will be fully vested and transferable. If Mr. Smith’s employment is terminated due to his disability, (i) he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his disability, (ii) all unvested stock options and SARs outstanding immediately prior to his disability date will vest in full and, together with all options and SARs outstanding immediately prior to his disability date, may be exercised by him for a period equal to the earlier of one year from and after his disability date and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements), (iii) any restricted stock units granted under any bonus program or otherwise granted will vest as of his disability date and such shares issued upon vesting will be free from restrictions on transferability and (iv) any stock grants that are subject to forfeiture will become non-forfeitable and will be fully vested and transferable. In addition, if Mr. Smith should remain disabled for six months following his disability date, he will also be entitled to receive for a period of two years following termination, his annual salary at the time of termination of his employment (less the gross proceeds paid to him on account of Social Security or other similar benefits and Company provided short-term and long-term disability plans) and continuing coverage under all benefit plans and programs to which he was previously entitled.

If the Company terminates Mr. Smith for “Cause” (as defined below), (i) he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of termination, (ii) all unvested stock options and SARs will be terminated in accordance with the terms of the governing documents, (iii) any unvested restricted stock units will terminate in accordance with the terms of the governing documents and (iv) any stock grants made to him that are subject to forfeiture will be immediately forfeited.

If Mr. Smith terminates his employment without Good Reason (as defined below), (i) he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of termination, (ii) all stock options and SARs that are vested and exercisable may be exercised for a period of the earlier of 30 days from and after the effective date of his termination and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements), (iii) any unvested restricted stock units will terminate immediately and (iv) any stock grants made to him that are subject to forfeiture will be immediately forfeited.

If the Company terminates Mr. Smith’s employment without Cause or Mr. Smith terminates his employment for Good Reason, (i) he is entitled to receive his salary, bonus and other benefits earned and accrued through the date of termination, (ii) for a period of two years following his date of termination or, if such date is on or after January 1, 2014, for the one year period which starts on the date his employment terminates (A) the annual salary that he was receiving at the time of such termination of employment and (B) a monthly payment in an amount sufficient to cover his premiums associated with continuing coverage under the benefit plans and programs he would have received, (iii) all unvested options and SARs which are outstanding immediately prior to his termination will immediately vest in full and, together with all options and SARs then outstanding, may be exercised by him for a period equal to the earlier of 30 days from and after the effective date of the termination of his employment and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements), (iv) he will become vested in any deferred compensation plan in which he is a participant, (v) any restricted stock units granted will vest and be free from restrictions on transferability and (vi) any stock grants that are subject to forfeiture will become non-forfeitable and will become fully vested and transferable.

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“Cause” means (i) conviction of a felony or a crime of moral turpitude; (ii) commission of unauthorized acts intended to result in Mr. Smith’s personal enrichment at the material expense of the Company; or (iii) material violation of duties or responsibilities to the Company which constitute willful misconduct or dereliction of duty, provided that as to any termination pursuant to this clause, a majority of the members of the Compensation Committee must first approve such “Cause” termination before the Company effectuates such a termination. “Good Reason” means the existence of any one or more of the following conditions that continue for more than 45 days following written notice of such conditions by Mr. Smith to the Compensation Committee: (i) a material change in or reduction of Mr. Smith’s authority, duties and responsibilities, or the assignment to Mr. Smith of duties materially inconsistent with Mr. Smith’s position with the Company; or (ii) a reduction in Mr. Smith’s then current annual salary without his consent.

If within the one year period commencing on the effective date of a Change of Control of the Company, (i) Mr. Smith is terminated by the Company or a successor entity within such one year period and the termination is not due to death, disability, termination for Cause or termination by Mr. Smith without Good Reason or (ii) Mr. Smith elects to resign effective within the 180 day period following the date that the Company or a successor entity has taken action to materially reduce or change Mr. Smith’s authority, duties or responsibilities or the Company assigns duties to him that are materially inconsistent with his position immediately prior to the Change of Control, the following will occur: (i) Mr. Smith will be entitled to receive his salary, bonus and other benefits earned and accrued through the date of termination; (ii) for a period of two years following his date of termination, Mr. Smith will be entitled to the annual salary that he was receiving at the time of such termination of employment and a monthly payment in an amount sufficient to cover his premiums associated with continuing coverage under the benefit plans an programs he would have received; (iii) all unvested options and SARs which are outstanding immediately prior to Mr. Smith’s termination will immediately vest and become exercisable on his date of termination and for the period set forth in the underlying grant agreements; (iv) Mr. Smith will become vested in any deferred compensation plan in which he is a participant; (v) any restricted stock units will vest and be free from restrictions on transferability; and (vi) any stock grants that are subject to forfeiture will become non-forfeitable and will become fully vested and transferable.

Under the terms of Mr. Smith’s employment agreement, if there is a Change in Control and the Company reasonably determines that any payment or distribution by the Company to or for the benefit of Mr. Smith would be subject to the excise tax imposed by § 4999 of the Code, then the Company will determine the safe harbor amount under the Code that would not result in such excise tax and will pay to Mr. Smith the higher of the safe harbor amount or the payments otherwise due to Mr. Smith in the absence of such provision, net of all applicable taxes, including the tax under § 4999 of the Code.

Hai Tran — Engagement Letter

On April 19, 2012, Mr. Tran and the Company entered into an engagement letter (the “Engagement Letter”). The terms of the Engagement Letter provide for the employment of Mr. Tran as the Company’s Senior Vice President, Chief Financial Officer for a term of two years at an initial base salary of $400,000 per annum, and eligibility to participate in the Company’s cash bonus program with a target bonus of up to 80% of his base salary. Subject to Board approval, Mr. Tran was granted options to purchase 200,0000 shares of the Company’s common stock par value $0.0001 per share, subject to the terms and conditions set forth in the BioScrip/CHS 2006 Equity Incentive Plan (the “Option Plan”). The exercise price of such options is equal to the fair market value of a share of the Company’s common stock on the date of grant and the options vest in three equal installments at the rate of one-third per year over three years commencing on the first anniversary of the grant date, subject to Mr. Tran being employed by the Company on such anniversary date or as otherwise expressly provided in the Option Plan.

Under the terms of the Engagement Letter, as a condition to his employment Mr. Tran entered into a restrictive covenant agreement with the Company which provides that during the term of employment and for one year following his termination, Mr. Tran may not directly or indirectly participate in any business which is competitive with the Company’s business. Similarly, for two years following his termination, Mr. Tran may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Tran is also required to keep confidential during the term of employment and thereafter all confidential information concerning the Company and its business.

If Mr. Tran’s employment is terminated by the Company for “Cause” (as defined below) or due to death or disability, or if Mr. Tran resigns without “Good Reason” (as defined below), then (i) he will be entitled to receive his salary and benefits earned and accrued through the date of termination, (ii) all fully vested and exercisable options may be exercised to the extent authorized by the Option Plan, and all unvested stock options shall cease to vest and be forfeited as of such date, and (iii) no other benefits shall accrue or vest subsequent to such date.

If the Company terminates Mr. Tran without Cause or if Mr. Tran resigns for Good Reason, then, subject to execution of a Waiver and Release Agreement, Mr. Tran will be entitled to receive: (1) the salary he earned through the date of termination, (2) for a period of two years following his date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment, and (3) all fully vested and exercisable options may be exercised in accordance with the Option Plan, and all unvested stock options shall cease to vest and be forfeited as of such date. If Mr. Tran is terminated by the Company without Cause, he will also be eligible to receive a pro-rated bonus for the year.

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“Cause” means (i) commission of criminal conduct which involves moral turpitude; (ii) conviction of, or plea of nolo contendre to, a criminal offense that (a) is a felony, or (b) results in imprisonment; (iii) acts which constitute fraud or self-dealing against the Company or any of its subsidiaries, including, without limitation, misappropriation or embezzlement; (iv) violation of federal securities laws or state securities law applicable to the Company; (v) willful engagement in conduct which is materially injurious to the Company or any of its subsidiaries; or (vi) gross misconduct in the performance of duties as an employee of the Company.

“Good Reason” means the existence of any one or more of the following conditions that continue without Mr. Tran’s consent for more than 45 days following written notice of such conditions by Mr. Tran to the Chief Executive Officer: (i) a material change in or reduction of Mr. Tran’s authority, duties and responsibilities, or the assignment to Mr. Tran of duties materially inconsistent with Mr. Tran’s position with the Company; or (ii) a reduction in Mr. Tran’s gross bi-weekly salary below his initial gross bi-weekly salary as stated in the Engagement Letter; provided that Mr. Tran delivers such notice within 30 days following his learning of such condition.

If a change of control event (as defined in the Option Plan) occurs prior to May 1, 2014, and either the Company or a successor entity terminates Mr. Tran’s employment without Cause within one year of the change in control event or Mr. Tran resigns for Good Reason within 180 days of the change in control event, then, subject to execution of a Waiver and Release Agreement, Mr. Tran will be entitled to receive (1) the salary, bonus, and other benefits earned and accrued through the date of termination, and (2) for a period of two years following his date of termination, the base salary that Mr. Tran was receiving at the time of such termination of employment.

Mary Jane Graves — Engagement Letter

On January 31, 2011, the Company announced that Mary Jane “MJ” Graves, the former Chief Financial Officer of CHS, which was acquired by the Company in 2010, was appointed interim Chief Financial Officer and Treasurer of the Company by the Board. In connection with the appointment of Ms. Graves, the Company entered into an engagement letter (the “Engagement Letter”) with Ms. Graves dated January 31, 2011. The terms of the Engagement Letter provided for Ms. Graves to serve as the Company’s Chief Financial Officer on an interim basis. Ms. Graves was compensated for her services at a rate of $250 per hour. The Company was responsible for Ms. Graves’ out-of-pocket expenses related to her services. Ms. Graves’ consulting services under the agreement ceased effective November 2012.

David Evans — Employment Letter Agreement and Severance Agreement

On January 30, 2009, Mr. Evans, Senior Vice President, Strategic Operations, entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Evans. In 2012, Mr. Evans’s annual base salary was increased from his 2010 base salary of $260,000 to $325,000 per year. Under the terms of the employment agreement, Mr. Evans is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to corporate, departmental and individual targets being met. Under the employment agreement and subject to approval of the Board of Directors, Mr. Evans will also be eligible to receive stock options and restricted stock commensurate with his position.

In connection with the employment agreement, Mr. Evans also entered into a Restrictive Covenant Agreement effective February 2, 2009, which provides that during the term of employment and for a period of one year following his termination, Mr. Evans may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Evans may not solicit or otherwise interfere with the Company’s relationship with any present employee or within one year following any employee’s termination with the Company, or any customer of the Company with whom Mr. Evans dealt in the two years prior to his termination of his employment with the Company. Mr. Evans is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning his employment with the Company, Mr. Evans entered into a Severance Agreement dated February 2, 2009. Pursuant to the terms of the severance agreement, if the Company terminates Mr. Evans’ employment without Cause, upon execution of the Company’s standard Waiver and Release, Mr. Evans is entitled to receive (i) severance payments equal to one year of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices, and (ii) reimbursement for the cost of continuing health benefits for a period of one year following the date of termination; provided, however, that if Mr. Evans secures new employment during the one year period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary; and provided further, if his new employer offers health insurance coverage, the Company will no longer be obligated to reimburse Mr. Evans for health insurance coverage effective on the date he starts such new employment.

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Vito Ponzio, Jr. — Employment Letter Agreement

On January 13, 2010, Mr. Ponzio, Senior Vice President, Human Resources, entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Ponzio. Under the terms of the employment agreement, Mr. Ponzio receives annual reviews of his salary and reimbursement for reasonable and necessary expenses incurred. In 2012, Mr. Ponzio’s annual base salary was increased from his 2010 base salary of $245,000 to $325,000 per year. Mr. Ponzio is also eligible to participate in all employee benefit plans and policies commensurate with his position. Pursuant to the employment agreement, Mr. Ponzio received a signing grant of 50,000 stock options to purchase the Company’s common stock, par value $0.0001 per share of the Company, awarded at the current market price. In addition, Mr. Ponzio is eligible to participate in the Company’s cash bonus program, with his target bonus being 40% of his base salary in 2012 and based on individual targets recommended by the President and Chief Executive Officer and approved by the Board of Directors. Beginning in 2011, Mr. Ponzio also became eligible for a long-term incentive compensation award.

Under the employment agreement, Mr. Ponzio is subject to the provisions of a non-compete covenant, which provides that during the term of employment and for a period of one year following his termination, Mr. Ponzio may not participate in, supervise or manage any competing activities in the defined territory that would displace one or more of the Company’s business opportunities. Similarly, for two years following the date of his termination, Mr. Ponzio may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Ponzio is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

If the Company terminates Mr. Ponzio’s employment without Cause, (i) he is entitled to receive his salary, bonus and other benefits earned and accrued through the date of termination, and (ii) severance payments equal to one year of salary at his then current base salary level; provided, however, that if Mr. Ponzio secures new employment during the one year period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his based salary on the date of termination and his new base salary.

Russel J. Corvese — Employment Letter Agreement

October 15, 2001, Mr. Corvese, Senior Vice President Mail Order Operations, entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Corvese, and which was subsequently amended September 19, 2003 and December 1, 2004. Mr. Corvese receives an annual base salary of $290,000 per year. The terms of the employment agreement provide Mr. Corvese reimbursement for all reasonable and necessary expenses incurred. In addition, Mr. Corvese is permitted to participate in all employee health and other related benefit plans and policies available to members of senior management generally and shall be eligible to participate in the Company’s cash bonus program. The employment agreement provides that Mr. Corvese shall not be required to relocate but will need to travel as necessary in accordance with his responsibilities and duties.

Under the employment agreement, Mr. Corvese is subject to the provisions of a non-compete covenant, which provides that during the term of employment and for a period of one year following his termination or six months following payment of any severance, whichever occurs last, Mr. Corvese may not directly or indirectly participate in work relating to information systems, telecommunications, computer systems or other work related to information technology that is competitive with the Company’s business. Similarly, for two years following the date of his termination, Mr. Corvese may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Corvese is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

If the Company terminates Mr. Corvese’s employment without Cause or Mr. Corvese terminates his employment for Good Reason, he is entitled to receive (i) his salary, bonus and other benefits earned and accrued through the date of termination, (ii) severance payments equal to one year of salary at his then current base salary level, (iii) all unvested options which are outstanding immediately prior to his termination will immediately vest in full and, all options then outstanding may be exercised in accordance with their terms, and (iv) all performance shares shall vest and become immediately transferable free of any restrictions on transferability (other than those imposed under federal and state securities laws) other than those set forth in the grant document that expressly survive termination of employment.

Patricia Bogusz — Employment Letter Agreement

Ms. Bogusz entered into an employment agreement with the Company on June 21, 2007, and an amendment to such agreement as of May 26, 2011. The employment agreement provides for Ms. Bogusz’ employment until terminated by the Company or Ms. Bogusz. Ms. Bogusz receives an annual base salary of $223,080 per year and eligibility to participate in the Company’s cash bonus program subject to corporate, departmental and individual targets being met with a target bonus of up to 30% of her base salary. Subject to Board approval, Ms. Bogusz was granted options to purchase 50,000 shares of the Company’s Common Stock.

Under the terms of the employment agreement, Ms. Bogusz is eligible to participate in all employee benefit plans and policies commensurate with her position. Under the employment agreement and subject to approval of the Board, Ms. Bogusz will also be eligible to receive stock options and restricted stock commensurate with her position.

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In connection with the employment agreement, Ms. Bogusz also entered into a Restrictive Covenant Agreement, which provides that during the term of employment and for a period of two years following the date of her termination, Ms. Bogusz may not solicit or otherwise interfere with the Company’s relationship with any present employee or within one year following any employee’s termination with the Company, or any customer of the Company with whom Ms. Bogusz dealt in the two years prior to her termination of her employment with the Company. Ms. Bogusz is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with her beginning employment with the Company, Ms. Bogusz entered into a Severance Agreement dated July 11, 2007. Pursuant to the terms of the severance agreement, if the Company terminates Ms. Bogusz’ employment without Cause or if Ms. Bogusz terminates her employment for Good Reason, upon execution of the Company’s standard Waiver and Release, Ms. Bogusz is entitled to receive (i) severance payments equal to one year of salary at her then current base salary level payable in accordance with the Company’s then applicable payroll practices, (ii) all outstanding securities to be issued under the Company’s stock options plans and held by Ms. Bogusz shall vest and become immediately exercisable; provided, however, that if Ms. Bogusz secures new employment during the one year period following her termination, any remaining severance payments will be reduced to an amount equal to the difference between her base salary on the date of termination and her new base salary. If Ms. Bogusz’ employment is terminated for by the Company for cause or by Ms. Bogusz without good reason, the Company would not be liable for, or obligated to pay any stock or cash bonus compensation, incentive or otherwise, or any other compensation contemplated not already paid or not already accrued as of the date of such termination and no other benefits shall accrue or vest subsequent to such date.

Potential Change in Control and Severance Payments

The following tables summarize potential change in control payments. The columns below describe the payments that would apply in different termination scenarios — a termination of employment as a result of the named executive officer’s voluntary resignation without good reason, his termination by us for cause, death, disability, termination of employment without cause, termination of employment as a result of the Named Executive Officer’s resignation for good reason or termination of employment as a result of a change in control. The table assumes that the termination or change in control occurred on December 31, 2012. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, we have assumed a price per share of our common stock of $10.77, which represents the closing market price of our common stock as reported on the NASDAQ Global Market on December 31, 2012. All amounts are expressed in dollars. As Interim CFO, Ms. Graves was not subject to any severance or change in control payments.

Richard M. Smith

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	1,300,000	1,300,000	1,300,000
Equity
Unexercisable Options	—	3,048,415	3,048,415	3,048,415	3,048,415
Total	—	3,048,415	3,048,415	3,048,415	3,048,415
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	29,958	29,958	29,958
Total	—	—	29,958	29,958	29,958
Total	—	3,048,415	4,378,373	4,378,373	4,378,373

Cash Severance: Current bonus in the event of voluntary termination, for cause or upon death; two times base salary and current bonus in the event of termination as a result of disability, without cause, for good reason, or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on December 31, 2012 closing price of $10.77.

Health & Welfare: two additional years of health and welfare benefits as a result of disability, without cause, for good reason, or change in control.

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Russel J. Corvese

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	290,000	290,000	290,000
Equity
Unexercisable Options	—	610,664	610,664	610,664	610,664
Total	—	610,664	610,664	610,664	610,664
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	610,664	900,664	900,664	900,664

Cash Severance: One year base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on December 31, 2012 closing price of $10.77.

David Evans

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	325,000	325,000	325,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	14,976	14,976	14,976
Total	—	—	14,976	14,976	14,976
Total	—	—	339,976	339,976	339,976

Cash Severance: One year base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

Health & Welfare: One additional year of health and welfare benefits as a result of disability, without cause, for good reason, or change in control.

Vito Ponzio, Jr.

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	325,000	325,000	325,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	325,000	325,000	325,000

Cash Severance: One year base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

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Patricia Bogusz

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	223,080	223,080	223,080
Equity
Unexercisable Options	—	728,094	728,094	728,094	728,094
Total	—	728,094	728,094	728,094	728,094
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	6,267	6,267	6,267	6,267
Total	—	6,267	6,267	6,267	6,267
Total	—	734,361	957,441	957,441	957,441

Cash Severance: One year base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on December 31, 2012 closing price of $10.77.

Health & Welfare: One additional year of health and welfare benefits as a result of disability, without cause, for good reason, or change in control.

Hai Tran

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason		Change in Control
Cash Severance	—	—	800,000	566,667	*	800,000
Equity
Unexercisable Options	—	—	—	—		—
Total	—	—	—	—		—
Retirement Benefit
Defined Benefit Plan	—	—	—	—		—
Defined Contribution Plan	—	—	—	—		—
Total	—	—	—	—		—
Other Benefits
Health & Welfare	—	—	—	—		—
Total	—	—	—	—		—
Total	—	—	800,000	566,667		800,000

Cash Severance: Two years base salary in the event of termination as a result of disability, or change in control. In the event of termination without cause or for good reason, then for a period of two years following Mr. Tran’s date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment.

*If Mr. Tran is terminated by the Company without cause, he will also be eligible to receive a pro-rated bonus for the year.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock to file with the Commission initial reports of ownership and reports of changes in beneficial ownership of the Company’s Common Stock and other equity securities of the Company. Based solely on our review of the copies of such forms received by us, and or written representations from certain of such persons, we believe that, during the fiscal year 2012, our executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except for one Form 4 for each of Patricia Bogusz, David Evans, Samuel Frieder and Gordon Woodward, covering one transaction each and three Form 4s for Daniel Colucci covering three transactions, which were filed late.

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STOCKHOLDER PROPOSALS

Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under the Rule, proposals submitted for inclusion in the Company’s 2014 proxy materials must be received by the Company at 100 Clearbrook Road, Elmsford, NY 10523, Attention: Secretary. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals must comply with all the requirements of Rule 14a-8 and the Company’s By-Laws.

A stockholder who wishes to present a matter for action at the Company’s 2014 Annual Meeting must deliver a notice to the Company on or after January 7, 2014 but no later than the close of business February 6, 2014, in order to be included in the Company’s proxy statement and proxy relating to that meeting. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

The Company’s By-Laws require that such written notice set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election to the Board of Directors: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock of the Company which are directly or indirectly owned beneficially or of record by the person, (d) the date such shares were acquired and the investment intent of such acquisition, and (e) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving if elected); and (ii) as to the stockholder giving the notice: (u) the name and address of such stockholder, as they appear on the Company’s books, the residence name and address (if different from the Company’s books) of such proposing stockholder and any Stockholder Associated Person (defined as (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder or (z) any person directly or indirectly controlling, controlled by or under common control with such Stockholder Associated Person) covered by clauses (v), (w), (y) and (z) below, (v) the class and number of shares of stock of the Company which are directly or indirectly held of record or beneficially owned by such stockholder and by any Stockholder Associated Person with respect to the Company’s securities, a description of any derivative positions held or beneficially held by the stockholder and any Stockholder Associated Person and whether and the extent to which a hedging transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (w) a description of all arrangements or understandings between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (x) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (y) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (z) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. In addition, any stockholder who submits a notice is required to update and supplement the information disclosed in such notice, if necessary, in accordance with the By-Laws.

In the case of other proposals by stockholders at an annual meeting, the By-Laws require that such written notice set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, the residence name and address (if different from the Company’s books) of such proposing stockholder and any Stockholder Associated Person; (iii) the class and number of shares of stock of the Company which are directly or indirectly held of record or beneficially owned by such stockholder and by any Stockholder Associated Person with respect to the Company’s securities, a description of any derivative positions held or beneficially held by the stockholder and any Stockholder Associated Person and whether and the extent to which a hedging transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (iv) a description of all arrangements or understandings between such stockholder or any Stockholder Associated Person and any other person or entity in connection with the proposal of such business by such stockholder and any material interest of such stockholder or any Stockholder Associated Person or such other person or entity in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (vi) a representation as to whether such stockholder or any Stockholder Associated Person intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares required to approve the proposal and/or otherwise to solicit proxies from stockholders in support of the proposal. In addition, any stockholder who submits a notice is required to update and supplement the information disclosed in such notice, if necessary, in accordance with the By-Laws.

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Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

ANNUAL REPORT

A copy of the Company’s 2012 Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Commission, is enclosed but is not to be regarded as proxy solicitation materials.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of this Proxy Statement and one copy of the Company’s 2012 Annual Report to Stockholders to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.

You may revoke your consent to householding at any time by calling 800-542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to BioScrip, Inc., Secretary, 100 Clearbrook Road, Elmsford, NY 10523 or contact BioScrip, Inc. Secretary at 914-460-1600.

BIOSCRIP, INC. 100 CLEARBROOK RD. ELMSFORD, NY 0523	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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OTHER MATTERS

As of the date of this proxy statement, management is unaware of any matter for action by shareholders at the meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the annual meeting, or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

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Exhibit A

To BioScrip Proxy Statement

BioScrip, Inc. Employee Stock Purchase Plan

See attached.

BIOSCRIP, INC.

EMPLOYEE STOCK PURCHASE PLAN

Effective [_______]

A-i

BIOSCRIP, INC.

EMPLOYEE STOCK PURCHASE PLAN

A-ii

8.10	NO LIABILITY OF EMPLOYER	13
8.11	EMPLOYER ACTION	13
8.12	SEVERABILITY	13
8.13	NOTICE	14
8.14	WAIVER OF NOTICE	14
8.15	SUCCESSORS	14
8.16	HEADINGS	14
8.17	LAW	14
8.18	NO LIABILITY FOR GOOD FAITH DETERMINATIONS	14
ARTICLE IX - ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS		14
9.1	PARTICIPATING EMPLOYERS	14
9.2	APPLICATION OF PLAN PROVISIONS	15
9.3	POWERS EXERCISABLE ONLY BY BIOSCRIP, INC.	15

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BIOSCRIP, INC.

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I - NATURE OF PLAN

This employee stock purchase plan is hereby established for the purpose of providing all employees of BioScrip, Inc., a Delaware corporation, and its adopting Subsidiary or Subsidiaries, if any, with the opportunity to acquire a proprietary interest in the Company, thereby increasing their interest in their Employer’s welfare, and encouraging them to remain in the employ of their Employer.

ARTICLE II - DEFINITIONS AND CONSTRUCTION

2.1	DEFINITIONS. For the purpose of this Plan, the following definitions shall apply unless the context requires otherwise:

(a)	BOARD OF DIRECTORS shall mean the Board of Directors of the Company unless otherwise indicated or the context otherwise requires.

(b)	CODE shall mean the Internal Revenue Code of 1986, as amended.

(c)	Committee shall mean the Management Development & Compensation Committee of the Board of Directors, or such other person or persons appointed by Board of Directors to administer the Plan, as further described in the Plan, or their respective delegates.

(d)	COMPANY shall mean BioScrip, Inc., and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(e)	COMPENSATION shall mean an Employee’s base salary or wages received for personal services rendered to the Employer as an Employee which are actually paid during the Plan Year and which are subject to withholding for Federal income tax purposes, plus amounts excluded from the gross income of an Employee under sections 125, 402(a)(8), 402(h)(1)(B), or 403(b) of the Code. Compensation shall not include commissions based on sales, bonuses, or overtime pay.

(f)	CONTINUOUS SERVICE shall mean, subject to modification by the Committee, an Eligible Employee’s number of full years and completed months of continuous employment with the Company or a Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

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(g)	Disability shall means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(h)	EFFECTIVE DATE shall mean, with respect to the Plan, [________].

(i)	ELIGIBLE EMPLOYEE shall mean each employee of the Company or a Subsidiary (if the Subsidiary has adopted the Plan) as of the first business day of a given Offering Period except that the Committee in its sole discretion may exclude:

(a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed two (2) years).

(b) any employee whose customary employment is twenty (20) hours or less per week;

(c ) any employee whose customary employment is for not more than five (5) months in any calendar year;

(d) any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and

(e) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Committee.

(j)	EMPLOYER shall mean the Company and each Participating Employer, if any.

(k)	OFFERING PERIOD shall mean that period to be determined by the Committee beginning on the date the Employees are offered the opportunity to purchase Stock hereunder, during which each eligible Employee shall determine whether and to what extent he desires to participate by authorizing payroll deductions. Until changed by the Committee in its sole and absolute discretion, a new Offering Period shall begin on the first day of each Plan Year and shall end on the last day of such Plan Year.

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(l)	PARENT shall mean a domestic or foreign corporation of which not less than 50% of the total combined voting power of all classes of stock is held either any corporation other than the Company in an unbroken chain of corporations (ending with the Company, and in which not less than 50% of the total combined voting power of all classes of stock is held by each corporation in the chain), without regard to whether such corporation now exists or is hereafter organized or acquired.

(m)	PARTICIPANT shall mean an Eligible Employee or former Eligible Employer who has been offered the opportunity to purchase Stock hereunder and who has elected to participate herein by authorizing payroll deductions.

(n)	PARTICIPATING EMPLOYER shall mean a corporation, partnership or other trade or business which has adopted this Plan pursuant to Article IX for its own Employees.

(o)	PAYROLL DEDUCTION ACCOUNT shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions withheld from a Participant’s Compensation for the purpose of purchasing Stock under the Plan, and to which shall be charged all purchases of Stock pursuant to the Plan. The Company shall have custody of such account.

(p)	PAYROLL DEDUCTION PERIOD shall mean that period beginning on the first day of each Plan Year and ending on the earlier of:

(i)	The latest date for which a Participant receives his last paycheck from the Employer after his employment with the Employer terminates; or

(ii)	The last day of the Plan Year.

(q)	PLAN shall mean the BioScrip, Inc. Employee Stock Purchase Plan, as embodied herein and as amended from time to time.

(r)	PLAN YEAR shall mean the twelve (12) calendar months, beginning on January 1 and ending on December 31 of each year.

(s)	STOCK shall mean the common stock, par value $.01 per share, of the Company.

(t)	SUBSIDIARY shall mean any company, as currently defined in Section 424(f) of the Code, including a foreign subsidiary. Unless otherwise indicated, the term “Company” shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan.

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2.2	WORD USAGE. Except when otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the singular shall also include the plural, and vice versa. The words “hereof,” “herein” and “hereunder,” and other similar compounds of the word “here” shall mean and refer to the entire Plan and not to any particular provision or section. All references to Sections or Articles shall mean and refer to Sections and Articles contained in this Plan unless otherwise indicated.

2.3	CONSTRUCTION. It is the intention of the Company that the Plan be qualified as an employee stock purchase plan under the provisions of section 423 of the Code, and all provisions shall be construed to that result. Moreover, the provisions of the Plan shall apply only to an Eligible Employee who is in the employ of the Employer on or after the Effective Date.

ARTICLE III - PARTICIPATION

3.1	ELIGIBILITY. Except as herein provided, the persons who shall be eligible to participate in the Plan as of the first day of any Offering Period shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on the first day of the Offering Period.

3.2	ELECTION TO PARTICIPATE. An Eligible Employee may become a Participant only by filing a written election to participate with the Committee that authorizes payroll deductions during the Offering Period, as set forth under Section 4.1. An Eligible Employee may elect to participate for less than the maximum number of shares which he has been offered the opportunity to purchase by authorizing a payroll deduction under Section 4.1 of a percentage of Compensation less than the percentage determined by the Board of Directors under Section 5.1(b).

3.3	WAIVER OF PARTICIPATION. An Eligible Employee may waive his right to participate for any Offering Period by declining to authorize a payroll deduction. Such declination must be filed in writing with the Committee in the time and manner specified thereby. The filing of a written declination shall result in the Eligible Employee’s waiver of participation for only the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period. Except as otherwise provided in this Section, an Eligible Employee’s waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Eligible Employee to participate in the Plan during any subsequent Offering Periods except those Offering Periods with respect to which he files additional written declinations with the Committee in accordance with the provisions of this Section. Failure to timely authorize payroll deductions for an Offering Period shall not be treated as if the Participant declined in writing to authorize such deductions, but shall instead be treated as a zero percent (0%) election under Section 4.1.

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ARTICLE IV - PAYROLL DEDUCTION AUTHORIZATION

4.1	PAYROLL DEDUCTIONS. Each Eligible Employee who elects, pursuant to Article III, prior to the beginning of a Payroll Deduction Period to participate herein shall authorize the making of payroll deductions to fund the purchase of the Stock he has agreed to purchase hereunder by completing and returning a Participant Election Form. Deductions shall be made pro-rata for the regular payroll periods applicable to the Participant during the Payroll Deduction Period and shall be credited to the Participant’s Payroll Deduction Account.

(a)	Amount of Payroll Deductions. A Participant may authorize payroll deductions in an amount of either (i) zero percent (0%) or (ii) not less than one percent (1%) nor more than ten percent (10%) (in multiples of one percent (1%)) of his Compensation for the Plan Year. A Participant who authorizes a payroll deduction of zero percent (0%) shall not be deemed to have waived participation pursuant to Section 3.3.

(b)	Change in Authorization. A Participant may not vary the amount of his payroll deduction for any Payroll Deduction Period. Notwithstanding the foregoing, he may (i) elect to stop his payroll deductions effective with the first payroll occurring thirty (30) days after the Committee’s receipt of his written election to stop his payroll deductions, and (ii) with at least thirty (30) days advance written notice to the Committee, elect to decrease his payroll deduction rate, within the limits specified in subsection (a) of this Section, effective on the first day of the calendar quarter next following the date of his notice. A Participant’s election to stop his payroll deductions shall be treated as a waiver of participation under Section 3.3 for the remainder of the Offering Period in which the cessation occurs. A Participant’s election to decrease his payroll deduction rate to zero percent (0%) shall not be deemed to be a waiver of participation pursuant to Section 3.3.

4.2	CARRY FORWARD/WITHDRAWAL OF PAYROLL DEDUCTION ACCOUNT. Notwithstanding anything contained herein to the contrary, any amounts remaining credited to a Participant’s Payroll Deduction Account on the last day of the Plan Year, after taking into account the amount of Stock purchased by the Participant, shall be carried forward to the subsequent Offering Period; provided, however, that amounts credited to a Participant’s Payroll Deduction Account may be refunded to the Participant upon a waiver of participation under Section 3.3 by a Participant, and, subject to Section 6.3, such amount shall be refunded to the Participant within a reasonable time after the Compensation Committee receives the waiver of participation.

ARTICLE V - PURCHASE OF STOCK

5.1	GRANT OF OPPORTUNITY TO PURCHASE STOCK. For each Offering Period during the term of the Plan, unless the Board of Directors determines otherwise, an offering shall be made under which all Eligible Employees are granted the opportunity to purchase Stock.

(a)	Date of Grant. Subject to Sections 5.2 and 5.3, all grants made hereunder shall be deemed to have been made on the same date, which date shall be the first day of the Offering Period, on which date the maximum amount of Stock that can be purchased under the grant and the minimum purchase price for the Stock will be fixed or determinable.

A-5

(b)	Amount of Grant. Each Eligible Employee shall be granted an opportunity to purchase up to that number of whole shares of Stock which could be purchased at the price determined in accordance with Section 5.4, with an amount equal to such percentage, not to exceed ten percent (10%), as the Board of Directors determines, of an Eligible Employee’s Compensation which Participant has chosen to add to his Payroll Deduction Account for the Plan Year beginning coincident with the Offering Period.

5.2	LIMITATION ON STOCK Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of 750,000 shares of Stock of the Company (or such number as may result following any adjustment pursuant to this Section 5.2) shall be reserved and available for grant under the Plan. The maximum number of shares of Stock that may be granted to any Participant during an Offering Period shall not exceed the amount determined under Section 5.3(b) as of the first day of the Offering Period for such Participant; provided, however, that:

(a)	the maximum number of shares of Stock that may be purchased during any Offering Period may be increased or decreased as determined by the Compensation Committee prior to the first day of any such Offering Period; and

(b)	notwithstanding the directly preceding or any other provision in the Plan to the contrary, if during an Offering Period more than fifty percent (50%) of the shares of Stock (which are available for issuance under the first sentence of this Section 5.2) will otherwise be purchased under the Plan by Participants during the Offering Period, the Compensation Committee may subject to Section 6.3 further limit the number of shares of Stock that can be purchased by all Participants during such Offering Period by establishing a lower fixed number of shares of Stock that can be purchased during such Offering Period by all Participants but only to the extent necessary to ensure that such fifty percent (50%) limit is not exceeded.

Either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Committee.   Further, except if the Participant purchases more than the maximum number of shares of Stock permitted under this Section 5.2, if for any reason any purchase of Stock under the Plan is not consummated, shares subject to such purchase agreement may be subjected to a new purchase agreement under the Plan.

Notwithstanding the foregoing provision, if the shares of Stock subject to purchase hereunder are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split-up or similar event, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which purchases are or may be made hereunder.   A corresponding adjustment changing the number or kind of shares allocated to unpurchased Stock shall likewise be made.   Any such adjustment, however, in the Stock shall be made without change in the total price applicable to the portion of the Stock purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for each share of Stock.

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Further, if the Company is reorganized, merged or consolidated with another corporation while Stock is subject to a purchase agreement under the Plan, or, solely for purposes of (ii) below, if the Company is dissolved or liquidated, the Company shall either (i) substitute for such shares an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the shareholders of the Company with respect to such shares, or (ii) permit each Participant to immediately complete making payment for the Stock he agreed to purchase, without regard to the payroll deduction provisions provided for in Article IV, by making a cash contribution to his Payroll Deduction Account during the thirty (30) day period next preceding the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company.

5.3	LIMITATIONS ON GRANTS. Notwithstanding any provision contained herein to the contrary,

(a)	No Eligible Employee shall be given the opportunity to purchase Stock hereunder if, immediately following the grant of the right to purchase Stock hereunder, such Eligible Employee owns Stock, including, for the purposes of this Section 5.3(a), the Stock he has been granted the opportunity to purchase under the Plan, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary thereof, computed in accordance with section 423(b)(3) of the Code, and

(b)	No Eligible Employee shall be granted the opportunity to purchase Stock hereunder which permits his rights to purchase Stock under this Plan and under all other employee stock purchase plans of the Employer or any corporation which is the Parent or a Subsidiary company of the Employer to accrue at a rate which exceeds $25,000 (or such other rate as may be prescribed from time to time by the Code) of the fair market value of Stock (determined as of the first day of the Offering Period) for each calendar year in which such Eligible Employee is participating hereunder, in accordance with the provisions of section 423(b)(8) of the Code.

5.4	STOCK PRICE. A Participant may acquire Stock hereunder at a cost of eighty-five percent (85%) of the lower of (i) the fair market value of the Stock on the first day of the Plan Year in which the Stock is purchased, or (ii) the fair market value of the Stock on the last day of the Plan Year in which the Stock is purchased.

For the purposes of this Section, the fair market value of the Stock on any given date shall be:

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(a)	if the Stock is listed on a national securities exchange or quoted on the NASDAQ National Market (“NASDAQ”), the closing price of the Stock on the relevant date, as reported on the composite tape or by NASDAQ or the most recent preceding day for which such quotations are reported, as the case may be;

(b)	if the Stock is not listed on a national securities exchange or quoted on NASDAQ, but is publicly traded in the over-the-counter market, the average of the closing bid and asked prices for the Stock on the relevant date, or the most recent preceding day for which such quotations are reported; or

(c)	if, on the relevant date, the Stock is not publicly traded or reported as described in (a) or (b), on the basis of the good faith determination of the Committee; provided, however, that no method of determining fair market value will be used if such method would cause the grant to constitute a form of nonqualified deferred compensation subject to Section 409A of the Code.

5.5	PURCHASE OF STOCK. The purchase of Stock hereunder by a Participant may be accomplished in accordance with the following:

(a)	By Participant While Employed. At any time during the Plan Year, a Participant, only if allowed by the Compensation Committee in its sole discretion and subject to such terms and conditions as it may in its sole discretion impose, may elect to purchase that amount of Stock that he has been given the opportunity to purchase hereunder, by delivering written notice of his election to purchase such Stock hereunder and his payroll deduction authorization to the Compensation Committee or its agent, in such form and in such manner as the Compensation Committee shall prescribe, as described in Section 4.1. If a Participant elects to purchase only a part of the Stock that he has been given the opportunity to purchase, the remainder of his grant shall continue to the end of the Plan Year and be exercised as provided in the next paragraph. If a Participant files a written notice of election not to purchase with the Compensation Committee or its agent, the balance credited to his Payroll Deduction Account shall be paid to him in cash, and he shall not be entitled to participate again in the Plan for the remainder of the Plan Year.

If, on the last day of the Plan Year, a Participant has not made his election to purchase, in whole or in part, and has not filed a written notice of election not to purchase with the Compensation Committee or its agent, such Participant shall be deemed to have elected to purchase the amount of Stock which he can purchase with the money in his Payroll Deduction Account on such last date.

The balance credited to a Participant Payroll Deduction Account, after paying for his Stock, shall be paid to him in cash; provided, however, that if such a balance occurs during an Offering Period, it shall be carried over during the Offering Period and be credited to the Participant’s Payroll Deduction Account as if contributed during that Offering Period.

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(b)	By Participant After Termination of Employment. If a Participant’s employment with the Employer terminates for any reason other than death, Disability, or retirement, his right to purchase Stock hereunder shall immediately terminate and become void, and the amount credited to such Participant’s Payroll Deduction Account shall be paid to him in cash.

(c)	By a Retired or Disabled Participant. If a Participant’s employment with the Employer terminates on account of the Participant’s Disability or retirement, such Participant shall have the right to complete paying for the Stock he agreed to purchase by making a cash contribution to his Payroll Deduction Account during the period beginning on the date his employment terminates and ending ninety (90) days following such date. In the event that such a contribution is not made, the Participant’s right to purchase Stock hereunder shall immediately terminate and become void, and the amount credited to such Participant’s Payroll Deduction Account shall be paid to him in cash.

For purposes of this Section, a Participant shall be considered to have retired if his employment with the Employer terminates by reason of his retirement after he has attained age sixty-five (65) and with the consent of the Employer.

(d)	By a Participant’s Representative. In the event a Participant’s employment with the Employer terminates on account of the death of the Participant, his heirs, legatees, distributees or personal representatives shall have the right to complete paying for the Stock he agreed to purchase by making a cash contribution to his Payroll Deduction Account during the period beginning on the date of his death and ending ninety (90) days following his date of death. In the event that such a contribution is not made, the right to purchase Stock hereunder shall immediately terminate and become void, and the amount credited to such Participant’s Payroll Deduction Account shall be paid to his heirs, legatees, distributees or personal representatives in cash.

Notwithstanding anything to the contrary herein, in no event shall Stock be purchasable hereunder after the expiration of 27 months from the date such Stock first become purchasable under the terms of this Plan.

5.6	PAYMENT. Upon the election to participate herein, and agreement to purchase shares hereunder, the shares of Stock shall be paid for in full by the making of payroll deductions and, at the end of the Plan Year, the transfer of the purchase price from the amount credited to the Participant’s Payroll Deduction Account to an account of the Employer. Any balance credited to such Participant’s Payroll Deduction Account in excess of the purchase price at the end of the Plan Year shall be paid to him in cash. If for any reason, the balance credited to the Participant’s Payroll Deduction Account at the end of the Plan Year is not sufficient to pay for the Stock purchased, the Participant, his legatees, or distributees may, at such time and in such manner as the Committee shall prescribe, contribute cash hereunder, which shall be credited to his Payroll Deduction Account in order to pay for the full number of shares for which the Participant has elected to participate, or the Participant, his personal representative heirs, legatees or distributees may purchase that part of the number of full shares which the balance credited to the Participant’s Payroll Deduction Account is sufficient to purchase and shall receive the balance credited to such account and not used to purchase Stock in cash. Notwithstanding the foregoing, a Participant shall not be permitted, except in the event of retirement, Disability or death, to contribute additional cash to his Payroll Deduction Account in excess of amounts withheld from his Compensation.

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5.7	TRANSFER OF SHARES. The shares of the Stock purchased by a Participant hereunder shall be issued or transferred to him on the books of the Company as of the last day of the Plan Year in which he made the purchase. Stock certificates shall be delivered to the Participant as soon as practicable after such time, and the Participant shall receive and be the transferee of substantially all the rights of ownership of such Stock, in accordance with Treasury Regulations Section 1.421-1(f) as currently in effect or any successor to such Treasury Regulations. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of the Company in the event of liquidation, the right to inspect the Company’s books, and the right to pledge or sell such Stock, subject to the restrictions on such rights in this Plan and the restrictions on such rights imposed by applicable law. Until delivery of certificates for the Stock to the Participant, the Participant shall have none of the rights and privileges of a stockholder in the Company with respect to shares of Stock purchased hereunder. Notwithstanding anything to the contrary herein, the Employer shall not be obligated to issue Stock hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of Federal or state securities laws.

5.8	TRANSFER OF RIGHTS. No rights granted under the Plan, including, but not limited to, payroll deductions credited to a Participant’s Payroll Deduction Account and rights with regard to the exercise of an opportunity to purchase Stock granted hereunder, may be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by such Participant.

ARTICLE VI - ADMINISTRATION

6.1	COMMITTEE AUTHORITY. The Plan shall be administered by the Committee. Unless otherwise provided by its charter, a majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. A member of the Committee shall not exercise any discretion respecting himself under the Plan. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to:

(a)	direct the administration of the Plan in accordance with the provisions herein set forth;

(b)	adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

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(c)	determine all questions with regard to rights of Eligible Employees and Participants under the Plan, including, but not limited to, rights of eligibility of an employee to participate in the Plan and the amount of Stock that a Participant is offered the opportunity to purchase;

(d)	enforce the terms of the Plan and the rules and regulations it adopts;

(e)	direct the distribution of the shares of Stock purchased hereunder;

(f)	furnish the Employer with information which the Employer may require for tax or other purposes;

(g)	engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

(h)	prescribe procedures to be followed by Participants in electing to participate herein;

(i)	receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

(j)	maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant’s Payroll Deduction Account under the Plan;

(k)	impose a holding period before sale or other disposition of Stock by a Participant in connection with this Plan

(l)	correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related document, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; and

(m)	interpret and construe the Plan.

Any action on matters within the discretion of the Committee shall be final and conclusive as to all persons affected.

6.2	AUTHORIZED REPRESENTATIVE. The Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents.

6.3	NONDISCRIMINATION. The Committee shall administer the Plan in a uniform, nondiscriminatory manner.

6.4	BOOKS AND RECORDS. The Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the number of shares that are subject to a purchase agreement hereunder, and the Employees who are purchasing such Stock. The books, forms, and methods of accounting shall be the responsibility of the Committee.

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ARTICLE VII - AMENDMENT AND TERMINATION

7.1	AMENDMENT. The Company shall have the right at any time to amend the Plan in any manner it deems necessary or advisable to qualify the Plan under the provisions of section 423 of the Code and to amend the Plan in any other manner; provided, however, that no amendment to the Plan which either (i) increases the aggregate number of shares of Stock which may be sold hereunder or (ii) changes the designation of corporations whose employees are eligible to participate hereunder shall become effective unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after the date such amendment is adopted by the Board of Directors. Such shareholder approval shall not be required to designate corporations that have become the Company’s Parent or Subsidiary corporations after the adoption and approval date of the Plan.

7.2	TERMINATION. The Company shall have the right to terminate the Plan at any time. Further, no offering shall be made hereunder after any day upon which Participants elect to participate herein for a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares for which Participants elect to participate shall be greater than the shares remaining available, the shares available shall at the end of the Offering Period be allocated among such Participants pro-rata on the basis of the number of shares for which each has elected to participate.

7.3	NO ALTERATION OF RIGHTS. Notwithstanding the foregoing provisions of this Article, the Company shall not amend or terminate the Plan in any manner which shall retroactively impair any Participant’s rights heretofore granted under the Plan.

ARTICLE VIII - MISCELLANEOUS

8.1	EXECUTION OF RECEIPTS AND RELEASES. Any payment or any issuance or transfer of shares of Stock to any Participant, or to his legal representative, heir, legatee or distributee, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan. The Committee may require such Participant, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

8.2	PLAN FUNDS. All amounts held by the Employer in Payroll Deduction Accounts under the Plan may be used for any corporate purpose of the Employer, and shall be considered part of the general assets of the Employer.

8.3	NO GUARANTEE OF INTERESTS. Neither the Committee nor the Employer guarantee the Stock from loss or depreciation.

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8.4	PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Employer.

8.5	EMPLOYER RECORDS. Records of the Employer as to an Employee’s or Participant’s period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

8.6	INTERPRETATIONS AND ADJUSTMENTS. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Committee’s discretion made in good faith is binding on all persons. All decisions of the Compensation Committee for which the Compensation Committee has discretion under the Plan are made in the Compensation Committee’s sole and absolute discretion. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable, and such determination of the Committee shall be final and conclusive.

8.7	UNIFORM RULES. In the administration of the Plan, uniform rules will be applied to all Participants similarly situated.

8.8	NO RIGHTS IMPLIED. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Account, or the execution of any participation election form, or the issuance of any shares of Stock, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or any officer, director, or Employee of the Employer, except as expressly provided by the Plan.

8.9	INFORMATION. The Employer shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan. The Employer’s records as to the current information the Employer furnishes to the Committee shall be conclusive as to all persons.

8.10	NO LIABILITY OF EMPLOYER. The Employer assumes no obligation or responsibility to any of the Employees, Participants, or personal representatives, heirs, legatees or distributees for any act of, or failure to act, on the part of the Committee.

8.11	EMPLOYER ACTION. Any action required of the Employer shall be by resolution of its board of directors or by a person authorized to act by Board resolution.

8.12	SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

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8.13	NOTICE. Any notice required to be given herein by the Employer or the Committee shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

8.14	WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

8.15	SUCCESSORS. The Plan shall be binding upon all persons entitled to purchase Stock under the Plan, their respective heirs, legatees, and legal representatives, and upon the Employer, its successors and assigns, and upon the Committee, and their successors.

8.16	HEADINGS. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

8.17	LAW. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by Federal statute. The obligation of the Employer to sell and deliver Stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

8.18	NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase shares of Stock granted under it, and members of the Board of Directors and the Committee (and their delegatees) shall be entitled to indemnification and reimbursement by the Employer in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law, under any directors and officers liability or similar insurance coverage that may from time to time be in effect, and/or any indemnification agreement he or she may have with the Employer..

ARTICLE IX - ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS

9.1	PARTICIPATING EMPLOYERS. This Plan shall constitute the employee stock purchase plan of each Participating Employer which shall adopt this Plan as its own employees’ employee stock purchase plan, effective with respect to each such Participating Employer upon the adoption thereof by (1) official action of its board of directors, or by other similar action, (2) execution of an instrument making such Participating Employer a signatory to this Plan, and (3) by obtaining the consent of the Board of Directors; provided, however, that the granting or withholding of consent to the Participating Employer’s participation by the Company shall be within the sole discretion of the Board of Directors.

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9.2	APPLICATION OF PLAN PROVISIONS. Except as provided in Section 9.3, the provisions of this Plan shall be applied separately to each Participating Employer and its employees exactly as if each such Participating Employer adopting the Plan was the sole and only employer which is a party hereto. Except in Section 9.1 and as provided in Section 9.3, the word “Employer,” wherever used herein, shall be deemed to refer only to the particular employer separately insofar as that employer and its employees are concerned, and likewise the words “Employee,” “Employees,” “Participant” and “Participants” shall be deemed to refer solely to the employees of that particular employer, or such of them as may become Participants, as if their employer were the sole and only employer which is a party hereto.

9.3	POWERS EXERCISABLE ONLY BY BIOSCRIP, INC. Only the Board of Directors shall be authorized to appoint the members of the Committee, which shall perform the functions set forth in this Plan as the Committee for the entire Plan, including portions attributable to Participants employed by Participating Employers.

IN WITNESS WHEREOF, this Agreement has been executed effective the _____ day of ____________, 2013.

BIOSCRIP, INC.

By:
Name:
ATTEST:	Title:

Secretary

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BIOSCRIP, INC.

Employee Stock Purchase Plan

(ESPP)

PARTICIPATION ELECTION FORM

Being a full-time employee of BioScrip, Inc. or one of its subsidiaries (collectively, the “Company”) as of [DATE], I am eligible to participate in the Company’s Employee Stock Purchase Plan (the Plan”).   I elect as follows:

__________________	TO PARTICIPATE: I wish to purchase that amount of stock that can be purchased with ____ % of my annual base salary (in increments of 1%, up to a maximum of 10% of annual base salary) by payroll deduction. I hereby authorize my employer to deduct the percentage of my annual base salary that I specified above from my payroll check each pay period effective [DATE] and continuing while this election is in effect.

__________________	I understand and acknowledge that I may only decrease my percentage contribution during the Plan Year.
(Initial)
__________________

TO NOT PARTICIPATE: I do not wish to participate in the Plan Year beginning January 1, 2013 and ending December 31, 2013.   I understand that I will not be able to elect to participate in the Plan until the Plan Year beginning January 1, 2014 and ending December 31, 2014.

__________________	TO CHANGE PERCENTAGE: I wish to change my current payroll deduction to _____ % of my annual base salary (in increments of 1%, and can only be decreased from the maximum of 10%).

__________________	TO TERMINATE: I wish to terminate my participation in the Plan for the Plan Year beginning January 1, 2013 and ending December 31, 2013, and have all previous deductions withdrawn from the Plan and paid to me.

Date	Employee Signature

Print Name

Received by Human Resources on the ____ day of ____________, 2013.
(Initial)

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Exhibit B

To BioScrip Proxy Statement

AMENDMENT TO BIOSCRIP, INC.

2008 EQUITY INCENTIVE PLAN

This AMENDMENT TO THE BIOSCRIP, INC. 2008 EQUITY INCENTIVE PLAN (the “Amendment”), is made on the date last below written by BIOSCRIP, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”).

WHEREAS, the Company adopted the BioScrip, Inc. 2008 Equity Incentive Plan effective April 28, 2008, as amended on June 10, 2010 (the “Plan”); and

WHEREAS, Section 15 of the Plan provides that the Company may amend the Plan from time to time; and

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of Common Stock in the aggregate that may be subject to Awards granted to directors.

NOW, THEREFORE, the Plan is amended as follows:

1.	Section 3.1 of the Plan shall be amended and restated to read as follows:

3.1         Number of Shares (a) Subject to adjustment as provided in Section 15, a total of 6,855,000 shares of Stock shall be authorized for issuance under the Plan (which number shall include the 6,855,000 shares of Stock previously authorized for issuance under the Plan), all of which may be subject to ISOs, less one (1) share of Stock for every one (1) share of Stock that was subject to an Option or Stock Appreciation Right granted after December 31, 2007 under the Prior Plan and one and one-half (1.5) shares of Stock for every one (1) share of Stock that was subject to an Award other than an Option or Stock Appreciation Right granted after December 31, 2007 under the Prior Plan. In no event may more than 800,000 shares of Stock in the aggregate be subject to Awards granted to Directors. Any shares of Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) share of Stock for everyone one (1) share of Stock issued. Any shares of Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) shares of Stock for every one (1) share of Stock issued.

2.           Except as provided in this Amendment, no other changes or amendments shall be made to the Plan as previously stated (including all prior amendments) and the remainder thereof shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment on this _____ day of ____________, 2013.

COMPANY:	BIOSCRIP, INC.

By:

BIOSCRIP, INC.
100 CLEARBROOK RD.
ELMSFORD, NY 10523

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M57858-P35173

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOSCRIP, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard M. Smith
02) Charlotte W. Collins
03) Samuel P. Frieder
04) Myron Z. Holubiak
05) David R. Hubers
06) Richard L. Robbins
07) Stuart A. Samuels
08) Gordon H. Woodward

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting, Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M57859-P35173

BIOSCRIP, INC.
Annual Meeting of Stockholders
May 7, 2013 9:00 AM

This proxy is solicited by the Board of Directors of BioScrip, Inc.

The stockholder(s) hereby appoint(s) Richard M. Smith and Kimberlee C. Seah, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BIOSCRIP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, local time on May 7, 2013, at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made BUT THIS PROXY IS SIGNED BY THE STOCKHOLDER, this proxy will be voted in accordance with the Board of Directors' recommendations set forth herein. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on reverse side